UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08360

GUINNESS ATKINSON FUNDS
(Exact name of registrant as specified in charter)

21550 Oxnard Street, Suite 750 Woodland Hills, CA			91367
(Address of principal executive offices)			(Zip code)

James J. Atkinson, Jr. 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800-915-6566) -

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual
Report

December 31, 2009

•  Alternative Energy Fund

•  Asia Focus Fund

•  Asia Pacific Dividend Fund

•  China & Hong Kong Fund

•  Global Energy Fund

•  Global Innovators Fund

Guinness Atkinson Funds
Annual Report

December 31, 2009

TABLE OF CONTENTS

3	Letter to Shareholders

6	Expense Example

7	Alternative Energy Fund

16	Asia Focus Fund

22	Asia Pacific Dividend Fund

28	China & Hong Kong Fund

35	Global Energy Fund

43	Global Innovators Fund

50	Statements of Assets and Liabilities

52	Statements of Operations

54	Statements of Changes in Net Assets

56	Financial Highlights

62	Notes to Financial Statements

73	Report of Independent Registered Public Accounting Firm

75	Trustee and Officer Information

78	Privacy Notice

79	Guinness Atkinson Funds Information

Dear Guinness Atkinson Funds Shareholders,

A year ago at this time it looked like the world might end. That may sound like hyperbole, but in fact there were reports in the mainstream media that the financial system might collapse and we know for a fact that many of our industry peers were thinking the end was nigh. We'd be fibbing if we didn't admit that we too were a bit worried (although if you revisit this same letter one year ago you'll see the major theme was optimism). And now, a year later, we see that the sun did indeed rise each and every day and that in fact, the world financial system didn't implode. And, oh, by the way, most markets rose dramatically, and not insignificantly, so too did the Guinness Atkinson Funds; more on that in a moment.

A casual glance at the newspapers today (yes, people still read those things) will reveal any number of worrisome news reports and a continuing cascade of potential world ending themes. Global warming, the threat of terrorism, unfriendly/unstable nuclear powers, the decline of American power (or wealth, or influence, or culture, or political system or civility; take your pick), the lack of natural resources and a host of other long-term themes of a negative nature dominate the media. If you're a student of history, though, you'll see that negativity isn't new...only the specific details change. In the 1960s grammar school students were schooled in the "Duck & Cover" technique as a protection against a nuclear blast. Never mind the fact that hiding under your standard issue plywood and metal tubing desk was hardly a protection against a thermonuclear device. Of more interest is how much time and worry was spent hand wringing over the possibility of such an attack. The same can be said for the amount of time wasted worrying about "Communist Infiltrators." The 1970s brought worries about the coming Ice Age.

Clearly the world isn't always a warm and fuzzy place and bad things do indeed happen. The lesson of history though is don't bet against positive progress and don't bet against human creativity and ingenuity. (And, we might add, don't bet against the diverse and creative American economy.)

What is lost in this sea of negativity is that around the world magic is happening. It is impossible to deny that billions of people are being lifted out of poverty and standards of living around the world are being improved. We happen to be alive during one of the most amazing periods of human history and we're worried about, well, everything. Technological advancement, communications, the Internet, advancing human knowledge (and the sharing and access of that knowledge) and the spread of democracy are among the key drivers of the advancement of the human condition. Our view is that we're just at the foothills of this great change and that the best is yet to come.

Fund Performance

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com. The funds impose a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect this fee. If it had, total return would be lower. Gross Expense Ratios: China & Hong Kong Fund 1.53%, Global Innovators Fund 1.40% and Alternative Energy Fund 1.69%.

Despite the very scary beginning to 2009 it was a very good year. Before we present the total return table for the Guinness Atkinson Funds it is worthwhile to note the outstanding performance of the Global Energy Fund. In the Morningstar Equity Energy category, for the period ending December 31, 2009, the Global Energy Fund was the number one fund over the last five years out of 45 funds based on total returns. (Note, it was number 14 of 79 for the one year period and number 5 of 65 for three year performance.)

The China & Hong Kong Fund had a stellar 2009, finishing the year with a total return of 92.76% which handily beat the benchmark Hang Seng Index which produced a return of 56.44% (the Fund's five and ten year average annualized returns as of 12/31/09 were 16.62% and 9.51% vs. the Hang Seng returns of 12.67% and 5.97%, respectively). The Global Innovators Fund continued to quietly outperform both the S&P 500 as well as the NASDAQ index, beating both indices again in 2009 (the Global Innovator Fund's one, five and ten years average annualized returns as of 12/31/09 were 45.20%, 4.98% and -2.43% vs. the S&P 500 Index returns of 26.47%, 0.42%, -0.95% and the NASDAQ Index returns of 45.36%, 1.71% and -5.08% for the same time period).

We would be remiss, however, if we didn't also mention the laggard in the GA Funds family, the Alternative Energy Fund. Despite a decent 2009 total return of 33.42% (vs. the S&P 500 return of 26.47%), the Fund's from inception (3/31/06) return through 12/31/09 is a negative 12.99% (vs. the S&P 500 return of -1.80%). This despite the fact that the Fund had an excellent run shortly after inception until late 2007. There are more details in the Managers' Report which precedes the financial statements for this

Fund, but the short story is that the economic crisis has had a large impact on the entire alternative energy sector. Looking forward, we do believe there are good reasons to believe this Fund has good prospects for recovery as project finance revives, real progress is achieved in reducing costs of alternative energy technologies, fossil fuel prices continue to recover and the various countries increase government support for the sector.

Guinness Atkinson Funds Total Return For Periods Ending December 31, 2009

Fund (inception date)	1-year	3-year	5-year	10-year	From Inception	Expense Ratio
Alternative Energy Fund (March 31, 2006)	33.42%	-13.54%	N/A	N/A	-12.99%	1.69%
Asia Focus (April 29, 1996)	86.05%	5.00%	13.75%	7.68%	3.57%	1.75%
Asia Pacific Dividend Fund (March 31, 2006)	64.84%	0.16%	N/A	N/A	2.85%	2.33% gross; 2.10% net
China & Hong Kong (June 30, 1994)	92.76%	13.15%	16.62%	9.51%	9.63%	1.53%
Global Energy Fund (June 30, 2004)	63.27%	4.85%	15.72%	N/A	18.39%	1.31%
Global Innovators Fund (December 15, 1998)	45.20%	-1.34%	4.98%	-2.43%	3.56%	1.40%

Periods of greater than one year are average annualized returns; one year or less are actual returns. All returns are for the periods ending December 31, 2009.

All of the Guinness Atkinson Funds have an expense cap in place and the advisor is contractually obligated to cap the total expenses at least through June 30, 2010.

Expense ratios are from the most recent prospectus (dated May 1, 2009) and are from the most recent audited financials (period ending December 31, 2008) at the time that prospectus was completed.

As with our previous report, our portfolio managers provide commentary for each of the Guinness Atkinson Funds adjacent to each Fund's financial report, and Morningstar ratings data can be found immediately after this letter.

Your investment in the Guinness Atkinson Funds is tangible evidence of the confidence you have in our investment management team. Be assured that we never lose sight of our duty to continue to earn that confidence and appreciate the opportunity to serve you.

Sincerely,

Timothy Guinness  James Atkinson

Morningstar Ratings

Below is a table listing the Morningstar star ratings as of December 31, 2009 for the six Guinness Atkinson Funds. Parenthetical numbers after the star rating indicate the number of funds in the comparison group.

Fund	Category	Overall	3-year	5-year	10-year
Alternative Energy Fund	Equity Energy	1* (65 funds)	1* (65 funds)
Asia Focus Fund	Pacific/Asia Ex-Japan Stk	2** (107 funds)	2** (107 funds)	2** (79 funds)	1* (66 funds)
Asia Pacific Dividend Fund	Pacific/Asia Ex-Japan Stk	2** (107 funds)	2** (107 funds
China & Hong Kong Fund	Pacific/Asia Ex-Japan Stk	3*** (107 funds)	4**** (107 funds)	3*** (79 funds)	3*** (66 funds)
Global Energy Fund	Equity Energy	4**** (65 funds)	4**** (65 funds)	4**** (45 funds)
Global Innovators Fund	Large Growth	3*** (1,548 funds)	3*** (1,548 funds)	4**** (1,276 funds)	2** (698 funds)

©2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Funds invest in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods. The Funds are non-diversified meaning their assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

Morningstar Rankings represent a fund's total-return rank relative to all funds that have the same Morningstar Category. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages.)

GUINNESS ATKINSON FUNDS

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees; and (2) ongoing costs, including advisory fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (07/01/09)	Ending Account Value (12/31/09)	Expenses Paid During Period* (07/01/09 to 12/31/09)	Expense Ratios During Period* (07/01/09 to 12/31/09)
Guinness Atkinson Alternative Energy Fund Actual	$1,000.00	$1,111.50	$9.53	1.79%
Guinness Atkinson Alternative Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,016.18	$9.10	1.79%
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$1,280.70	$9.14	1.59%
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.19	$8.08	1.59%
Guinness Atkinson Asia Pacific Dividend Fund Actual	$1,000.00	$1,227.40	$11.06	1.98%†
Guinness Atkinson Asia Pacific Dividend Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.27	$10.01	1.98%†
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$1,378.00	$9.29	1.55%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.88	1.55%
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$1,246.30	$7.93	1.40%
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%
Guinness Atkinson Global Innovators Fund Actual	$1,000.00	$1,250.10	$8.85	1.56%†
Guinness Atkinson Global Innovators Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	$7.93	1.56%†

*Expenses are equal to the Funds' annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

†Net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

ALTERNATIVE ENERGY FUND

1.  Performance

AVERAGE ANNUALISED TOTAL RETURNS

	2009 (actual)	Since inception March 31, 2006
Fund	33.42%	-12.98%
Benchmark indices
Wilderhill New Energy Global Innovation Index	41.14%	-1.28%
Wilderhill Clean Energy Index	29.74%	-16.81%
MSCI World Index	30.78%	-0.84%

The Fund's gross expense ratio is 1.69% per the Summary Prospectus dated May 1, 2009. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2010. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts that any time within three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The Alternative Energy Fund in 2009 produced a total return of 33.42%. This compares favourably to the price return of the Wilderhill Clean Energy Index of 29.74% , and is also ahead of the broad market which recovered strongly from March onwards, as exemplified by the MSCI World Index's total return of 30.78% . The year started poorly and the fund bottomed out in March, from where the fund has recovered well.

The main contributors to performance were the wind and solar sectors, with notable outperformance of our Asian solar holdings. Top performing stocks for the year were Trina Solar up 481%, Energy Development Corporation (Philippines geothermal) up 228%, Novera Energy up 161%, SMA Solar Technology up 157% and Canadian Hydro Developers up 107%. The poorest performers were Q-Cells down 49%, LDK Solar down 47%, Solar Fabrik down 33%, Daystar Technologies down 33% and Sunpower down 31% .

Stock performance numbers taken as the price return of the stocks when included in the fund; Source: Bloomberg

2.  Portfolio

Sector	% of Assets
Solar	48.09%
Wind	28.46%
Geothermal	7.02%
Efficiency	10.06%
Biomass Energy	2.26%
Hydro	3.26%
Biofuel	0.30%
Cash	0.55%
100.00%

ALTERNATIVE ENERGY FUND

Domicile	% of Assets
Europe	42.91%
North America	33.43%
Asia	19.43%
Latin America	3.26%
Australasia	0.42%
Cash	0.55%
100.00%

*  region is as per company domicile.

The portfolio is quite concentrated in the wind and solar sectors, with 48.09% in solar and 28.46% in Wind. We believe these sectors have the best long-term growth potential of the alternative energy space.

Within the solar sector we have exposure to thin film solar panel manufacturing via our holding in First Solar and are otherwise invested across the silicon photovoltaic value chain.

For our wind exposure we are invested in turbine manufacturers and wind farm developers.

Efficiency is an area where the Obama stimulus plan will likely provide a wealth of opportunity. However, the biggest beneficiary is the eventual energy user. We have interesting investments in ground source heat pumps, building efficiency and heat recycling, with some exposure to transmission grid growth.

We are invested in three geothermal companies, of which one is the principal builder of systems, Ormat, the second is a Philippine utility and the third (research) position is invested in a hot rock project in Australia. We expect geothermal to become a more important part of alternative energy plans as a result of its low costs and established technology.

Our biomass investment is in one Canadian independent power producer with a portfolio of biomass plants. We think there are some interesting niche biomass projects and we are interested in those companies that do not have constraints on future biomass supply, but are cautious about the upside in the sector at the moment given specific project exposure of the investments available.

We have only a small research holding in biofuels. We monitor the sector closely, but have concerns about overcapacity and negative margins in the US ethanol refining sector.

We have no investments in fuelcells, tidal or wave power companies, but remain interested in these areas.

The Fund has 42.91% of its holdings in companies domiciled in Europe, reflecting the more mature European industry. North America accounts for 33.43% of the Fund of which 8.86% is in Canada. The Fund's 23.11% of emerging markets holdings is principally in Asia, with our investment in Chinese companies making up 16.01% of the Fund.

Mkt Cap $m	Positions	% of Assets
>1000	18	56.10%
500-1000	3	8.66%
250-500	7	21.61%
100-250	4	5.91%
50-100	2	2.25%
<50	6	4.92%

ALTERNATIVE ENERGY FUND

Position size	Positions	% of Assets
Full	27	87.55%
Half	6	9.15%
Research	7	2.74%

The liquidity of the Fund remains excellent, with 56.10% of the Fund in companies with a market capitalization over US$1,000 million. The Fund now has 27 full units and 6 half units.

3.  Activity

The first half of 2009 was relatively quiet, although we continued to rebalance the fund. We sold the remnants of our holdings in Tanfield and Solar Fabrik at the beginning of the year. We sold our research holding in Daystar in the second quarter and switched from Solaria, the Spanish solar developer into PV Crystalox.

In the third quarter, we increased the weightings in both existing and new solar names. We increased our holding in First Solar, the thin film solar manufacturer and Trina Solar, one of the leading Asian solar manufacturers. We bought new positions in Yingli Green Energy and Canadian Solar, two Chinese solar manufacturers and bought a holding in Phoenix Solar, an attractively valued German installer of solar systems. In addition, we increased our Clipper Windpower holding to a full unit as we became more comfortable that while still distressed, the company would manage to get through its current difficulties.

We sold the holdings in Echelon, in Verbund, the Austrian hydro utility, in Wacker Chemie, a German polysilicon refiner, in Q-Cells, the German solar cell manufacturer and in EDF Energies Nouvelles, the French renewable utility.

In the fourth quarter, we sold two holdings in corporate transactions – Canadian Hydro was acquired by Transalta and Novera was acquired by Terra Firma. We bought a holding in STR Holdings, one of the leading manufacturers of solar encapsulents, we bought back into Acciona, the Spanish renewable utility and took a position in LSB industries, which complements the holding in Waterfurnace Renewable Energy to give exposure to the ground source heatpump market.

4.  Outlook

We believe that 2010 will be an important year for a number of the alternative energy technologies. 2009 has been a difficult year for all companies, with limited availability of capital for both company balance sheets and projects and cautious end user demand. We believe 2010 will provide the platform for the next growth phase of the alternative energy industry.

Improving economics for the alternative energy industry and the return of financing combined with increasing government subsidies and long term incentive programmes are likely to result in increases in project backlogs and a firming of prices that should be beneficial for alternative energy equity valuations. We think investors will begin to be able to look towards the potential returns from the industry rather than focusing on the problems caused by the slowdown in the world economy.

The long term fundamental drivers of the slow shift away from our dependence on fossil fuels remains intact. We expect the cost of extracting the marginal barrel of oil and the cost of exploration will increase as reserves decline. At the same time the costs of alternative non fossil fuel energy sources are falling. This tangibly improves the economics and growth potential for the alternative energy industry.

Energy security remains an important issue in defining energy policy internationally. Russia and OPEC are able to wield disproportionate influence as a result of their energy reserves and world energy supplies remain vulnerable to geopolitical disruption. It is in all governments' interest to reduce their dependence on other countries for basic resources such as energy.

The last of our major drivers, climate change, will remain the most intangible. The science is based on long term trends and is expected to have long term impacts. However, the complexity of modelling the global climate, with sensitive feedback loops and combinations of effects that can never be completely understood means that debate on the issue will remain open. We think this debate is important and do not feel comfortable with what sometimes feels like religious support for anything remotely linked to climate change. At the same time, we believe that the slightest chance of catastrophic warming of the planet should be taken seriously by everyone.

ALTERNATIVE ENERGY FUND

From the broadest perspective, it is clearly a positive idea that we should move towards sources of energy that are not finite and we should move towards using a variety of technologies that provides us with secure, cheap, abundant energy in the long run, and reduces risks from spikes to fossil fuel prices. This long term goal provides the attractive investment opportunity that we are looking to position the fund to profit from.

Looking at what the near term holds, we think that the next five to ten years are particularly exciting in terms of the growth offered. Different technologies are at differing stages of maturity and cost, and we believe that the most exciting opportunities are offered by those that are on the cusp of reaching economic feasibility without subsidies and are as yet unconstrained by grid stability issues and limits of geographic availability.

The solar industry has undergone a traumatic two years, where price targets for modules that were expected in 2015 or beyond are now being reached. This has lead to poor performance in the equities in the space, but now presents an opportunity for the cost and technology leaders to benefit from the next spurt of growth. 2009 was deemed a difficult year, but even in a tough year it appears from estimates that volumes will have grown by approximately 4%. We expect growth of around 50% for 2010, and possibly the same for 2011. This is principally because of the lower prices, which are enabling governments to provide increased support for solar at lower cost.

In Germany, the government is lowering the financial incentives for solar panels because the price of solar panels has fallen by more than half over the last 18 months. Underpinning the solar panel price falls has been a drop in the spot price of silicon to around $50 per kg today. We expect this to reach $35 per kg over the next few years, which will further support the cost reducing efforts of the industry. We believe that the German feed in tariff reductions are being aimed at keeping the German solar industry at over 3GW per annum in solar installations, which will provide a supportive floor as other countries, particularly the US and China catch up. This is in the context of a market of around 6GW in 2009, which we expect to rise to 9GW or above in 2010.

We think that the winners will be the low cost manufacturers, and as with many industries, that means manufacturing in Asia, where the history of semiconductor manufacturing has meant that companies have been able to climb the learning curve fast and deliver a good quality low cost product. Other winners in the long run will be those with differentiated brand and access to customers, and suppliers of some of the critical system parts such as inverters where there is lower competition. As the industry matures we expect the volatility of price caused by supply and demand surges will improve and provide strong returns for investors.

For the wind industry, 2009 was a good year from an installation perspective. The long lead times for turbines meant that 2009 order books were strong and the turbine manufacturers have been busy while able to prepare for any slowdown in the growth rate for the wind industry. As a result of the difficulty in obtaining project financing, fewer new projects have hit the order books over the last 18 months, and we see the prospect of turbine prices falling by 10-15% in 2010.

From a turbine manufacturer perspective, they have been able to lower their material costs and implement further internal cost reduction programmes that should enable them to operate profitably at lower price points. For developers, for whom the project finance markets are now beginning to open up, this creates an exciting opportunity set, particularly as renewable portfolio standards start to be targeted by utilities. For achieving renewable portfolio standards that are now being set by government for 2020 and beyond, wind is one of the easiest non fossil fuel technologies to implement at a fast pace and we expect strong returns from developers over the next five years.

Geothermal is one of the most exciting potential sources of large scale base load electricity. Countries with easy access to the resource e.g., the United States, Iceland, Philippines, Kenya, are looking to maximise their generation from geothermal energy. US developers have received a number of large grants to assist in exploration and development and there are improving subsidy regimes. The drawbacks of the industry are the high exploration risk – like in the oil and gas industry there is always the risk of a "dry hole" – and high valuations on development pipelines. We think that ongoing developments in the oil and gas industry will spill over into improved costs for geothermal drilling. Further out there is also the huge potential from the development of "Enhanced Geothermal Systems" which are not reliant on fault lines, but this is still probably 10 years from offering many public investment opportunities.

In the western world many of the major hydroelectric resources have been developed, and this provides different types of investment opportunities. Assets have long lives, with low operating costs, which mean that increases in electricity prices do not typically have associated cost increases. Growth opportunities are available in developing countries and in portfolios of run of river, smaller hydro opportunities benefiting from renewable portfolio standards and increasing electricity demand.

ALTERNATIVE ENERGY FUND

The biofuels market is showing signs of recovery. Deep pocketed energy companies including Shell and Valero have increased their exposure to the sector. These companies will be difficult for independent listed biofuels refining companies to compete with until margins improve but we continue to monitor the sector for opportunities. Some of the next generation technologies may be able to deliver the significantly higher yield per acre needed to address food versus fuel concerns. Concerns over rising food prices mean that we believe that the biofuels space continues to face a policy headwind, with further challenges from oversupply in the US market.

There is a broad spectrum of companies that fall into the "efficiency" bracket. An uplift in spending on electricity transmission grids appears inevitable and we expect a slow shift towards electrification of the vehicle fleet over the next ten years. Within efficiency current areas of research include energy storage, waste heat recovery, heat pumps, building control, demand response and smart metering.

A number of other potentially interesting subsectors such as fuelcells, wave and tidal power are still at an early stage of technological development and make for more challenging investment areas. We will follow the progress of these technologies down the cost curve.

This is a sector that is impacted by moves in the broader markets, and we expect to see continued volatility over 2010, but believe that economies and markets will settle later in 2010 and that the outlook for alternative energy will be brighter as investors start to take a longer term perspective.

Tim Guinness

Edward Guinness

Mathew Page

The Fund invests in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified meaning its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Funds are more exposed to individual stock volatility than diversified funds. The Funds invest in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The Wilderhill New Energy Global Innovation Index (NEX) is a modified dollar weighted index of publicly traded companies, which are active in renewable and low-carbon energy, and which stand to benefit from responses to climate change and energy security concern. The Wilderhill Clean Energy Index (ECO) is a modified equal dollar weighted index comprised of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation. The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on fund holdings. Current and future portfolio holdings are subject to risk.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pre-tax income.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

ALTERNATIVE ENERGY FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2009

One Year	Since Inception (03/31/06)
33.42%	(12.98)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The Wilderhill New Energy Global Innovations Index (NEX) is a modified dollar weighted index of publicly traded companies, which are active in renewable and low-carbon energy, and which stand to benefit from responses to climate change and energy security concern. The Wilderhill Clean Energy Index (ECO) is a modified equal dollar weighted index comprised of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation.

FUND HIGHLIGHTS at December 31, 2009
GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

# of Holdings in Portfolio:	42
Portfolio Turnover:	47.1%
% of Stocks in Top 10:	37.7%
Fund Managers:
Timothy W. N. Guinness
Edward Guinness
Matthew Page

Top 10 Holdings (% of net assets)		Sector Breakdown (% of Investments)
Clipper Windpower PLC	4.7%	Solar	48.3%
Phoenix Solar AG	3.9%	Wind	28.6%
Trina Solar Ltd. - ADR	3.8%	Efficiency	10.0%
Canadian Solar, Inc.	3.8%	Geothermal	7.2%
STR Holdings, Inc.	3.8%	Hydro	3.3%
LSB Industries, Inc.	3.7%	Biomass	2.3%
JA Solar Holdings Co., Ltd.	3.7%	Biofuel	0.3%
Energy Development Corp/Philippines	3.5%
WaterFurnace Renewable Energy, Inc.	3.4%
Hansen Transmissions International NV	3.4%
Country Breakdown (% of net assets)
United States	24.5%	Philippines	3.5%
China	16.0%	Belgium	3.3%
Spain	12.0%	Brazil	3.3%
Germany	10.3%	Norway	3.2%
Canada	8.9%	France	2.6%
Britain	7.2%	Australia	0.4%
Denmark	4.3%

SCHEDULE OF INVESTMENTS
December 31, 2009

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Shares	COMMON STOCKS: 98.8%	Value
Biofuel: 0.3%
25,000	FutureFuel Corp	$167,500
Biomass: 2.3%
151,587	Boralex, Inc.*	1,405,932
Efficiency: 10.0%
146,000	Applied Intellectual Capital Ltd*†^	—
760,987	Carmanah Technologies Corp*†	603,929
3,699,900	Composite Technology Corp*	980,473
163,705	LSB Industries, Inc.*	2,308,241
24,428	Nevaro Capital Corp.*†^	—
60,000	Nevaro Capital Corp.*†^	—
4,445,888	Thermal Energy International, Inc.*†	255,059
84,200	WaterFurnace Renewable Energy, Inc.	2,090,005
		6,237,707
Geothermal: 7.1%
21,648,000	Energy Development Corp/Philippines	2,188,729
351,369	Geodynamics Ltd*	262,687
52,119	Ormat Technologies, Inc.	1,972,183
		4,423,599
Hydro: 3.3%
111,958	Cia Energetica de Minas Gerais - ADR	2,021,961
Solar: 47.4%
82,000	Canadian Solar, Inc.*	2,363,240
15,000	First Solar, Inc.*	2,031,000
401,800	JA Solar Holdings Co Ltd*	2,290,260
107,100	LDK Solar Co. Ltd - ADR*	750,771
108,280	MEMC Electronic Materials, Inc.*	1,474,774
40,030	Phoenix Solar AG	2,444,207
1,504,001	PV Crystalox Solar PLC	1,492,049
156,900	Renesola Ltd. - ADR*	746,844
256,983	Renewable Energy Corp. ASA*	1,983,782
15,670	SMA Solar Technology AG	2,075,587
65,854	Solarworld AG	1,445,489
148,700	STR Holdings, Inc.*	2,336,077
89,020	SunPower Corp.*	1,864,969
106,211	Suntech Power Holdings Co. Ltd. - ADR*	1,766,289
44,200	Trina Solar Ltd. - ADR*	2,385,474
126,600	Yingli Green Energy Holding Co. Ltd. - ADR*	2,001,546
		29,452,358

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 98.8% Continued	Value
Wind: 28.4%
15,400	Acciona SA	$2,012,901
1,052,668	Clipper Windpower PLC*	2,932,958
181,600	EDP Renovaveis SA*	1,721,812
99,782	Gamesa Corp Tecnologica SA	1,681,047
197,700	Greentech Energy Systems*	904,834
1,182,300	Hansen Transmissions International NV*	2,081,896
427,400	Iberdrola Renovables SA	2,035,261
166,980	Innergex Renewable Energy Inc*†	878,128
392,347	Theolia SA*	1,624,688
29,415	Vestas Wind Systems A/S*	1,790,867
		17,664,392
	Total Common Stock (cost $79,739,669)	61,373,449
Warrants: 0.0%
25,000	FutureFuel Corp. 6.00 Exp 7/12/2010*†^	17,500
	Total Warrants (cost $30,750)	17,500
Par Value	CONVERTIBLE BONDS: 0.7%
Solar: 0.7%
$277,500	SAG Solarstrom 7/30/10 6.85%*†^	397,810
	Total Convertible Bonds (cost $382,326)	397,810
	Total Investments in Securities (cost $80,152,745): 99.5%	61,788,759
	Other Assets less Liabilities: 0.5%	319,907
	Net Assets: 100%	$62,108,666

*  Non-income producing security.

†  Illiquid. Illiquid securities represent 3.5% of net assets.

^  Fair value under direction of the Board of Trustees. Fair valued securities represent 0.7% of net assets.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ASIA FOCUS FUND for the period ended December 31, 2009

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (actual)	3 Years	5 Years	10 Years
Fund	86.05%	5.00%	13.75%	7.68%
Benchmark Index:
MSCI AC Far East Free Ex Japan	68.69%	4.68%	12.88%	5.91%
S&P 500	26.47%	-5.61%	0.42%	-0.95%

The Fund's gross expense ratio is 1.75% per the Summary Prospectus dated May 1, 2009. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2010. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total Returns for prior periods reflect a fee waiver in effect and in the absence of this waiver, the total return would be lower.

We are pleased to report to shareholders that the Fund had a good year in 2009 and out-performed its benchmark. After a hard year in 2008 Asian markets enjoyed a substantial rebound last year as the region's financial stability combined with substantial government stimulus, especially in China, drew investors back to the region. Overall, the best performing markets in North Asia were South Korea and Taiwan while South-East Asia was led by Indonesia, Singapore and Thailand. The Chinese component of the benchmark was not one of the better performers, but this reflects the skewed nature of the market dominated as it is by a small group of large capitalization companies in Banks, Energy and Telecoms. However, within the China universe there were some strong performers and these were significant contributors to the Fund's performance.

Looking at the last year in terms of sector performance, Consumer Discretionary led the way with auto makers being the most significant group. Car sales improved across the region but in China and South Korea in particular, government incentives for new car purchases generated a huge response. Technology stocks also performed as new orders for laptop computers picked up more quickly than had been expected which was good news not only for the leading manufacturers but also for component suppliers. The price of memory chips, perhaps one of the most commoditized parts of the supply chain, also increased significantly during the year as a combination of financial distress amongst some Taiwanese manufacturers and the transition to next generation chips caused manufacturing capacity to tighten.

The Chinese stimulus effort to boost its domestic economy had perhaps the most profound impact in Asia and further afield as commodity prices rose. A massive increase in new lending and a sharp increase in infrastructure investment combined with tax breaks and other incentives to boost consumption saw Chinese steel production and demand for raw materials hit record highs. Steel producers across the region benefited from rising steel prices while commodity producers such as Australia and Indonesia saw their currencies strengthen as coal and iron ore spot prices rallied. South Korean efforts to support its domestic economy have been similarly successful marking a significant change from the start of the year. Of all the Asian economies, Korea's most resembled the developed world in terms of overall indebtedness. Household finances remain strong however, and the mixture of government spending and other support measures saw consumer confidence hit a seven-year high.

The political environment in Asia was stable in the larger economies. Indonesian elections passed without incident with President Yudhoyono, the incumbent, winning comfortably as was expected. Overall this has been a good year for Indonesia with inflation

ASIA FOCUS FUND

and interest rates falling, commodity export prices rising, improving domestic confidence and a stronger currency. The situation in Thailand, by contrast, is much less certain. There remain sharp differences within Thailand between those who support the exiled former Prime Minister Thaksin Shinawatra and present government. Tensions between Thailand and neighbouring Cambodia are also rising.

One of the more intriguing developments this year has been the warming of relations between Taiwan and Mainland China. Negotiations during the course of the year are opening the way not only to direct transport links between the two but also direct financial links with the prospect of investments by Mainland Chinese entities into Taiwanese companies and banks as well as higher level technology transfers by Taiwanese IT manufacturers operating in China. Although it will take time before such matters become concrete the progress made in 2009 represents a significant change in relations between the two.

2.  Portfolio Position

The portfolio remains positioned as it was at the beginning of 2009, to potentially benefit from the current recovery in domestic-led economic growth in Asia. The Fund is overweight in Energy, Materials and Industrials and remains underweight in Financials, Real Estate and Technology. The Fund also has more modest overweight positions in consumer stocks and telecoms which were beneficiaries of the increase in consumer spending that we have seen over the course of the year.

3.  Outlook

The outlook for the coming year in our opinion will be dominated by policy decisions both in Asia and in the developed world over how and when to withdraw some of the stimulus that was thrown at their economies to stave off the worst effects of the credit crisis. For Asia, the reaction of the Chinese following last year's blow-out credit expansion will be of particular importance. We believe that government concerns have been heightened about rising inflation and the formation of asset bubbles that were the expansion seen in 2009 to continue at the same pace. We still continue to have a positive view on China and believe that measures employed to restrain growth will be moves to preventative rather than reactive.

Outside China, we believe that a gradually improving global economy and increasing corporate spending should benefit exporters especially those in the technology area. In both Korea and Indonesia strength in the domestic economies could offer opportunities amongst financial and consumer stocks. We still feel that Asian economic growth will be better relative to developed nations this year. The fundamentals of a solid economic recovery are in place in Asia, with relatively strong household, corporate and public sector balance sheets supporting our view.

Edmund Harriss

The Fund invests in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified meaning its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The MSCI All Country Far East Free ex-Japan Index (MSCI AC Far East Free ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Asia region excluding Japan. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time are not recommendations to buy or sell any security.

ASIA FOCUS FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2009

One Year	Five Years	Ten Years
86.05%	13.75%	7.68%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The MSCI All Country Far East Free ex-Japan Index (MSCI AC Far East Free ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Asia region excluding Japan. The index referenced in this chart is not available for investment and does not incur expenses.

FUND HIGHLIGHTS at December 31, 2009
GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:	46
Portfolio Turnover:	31.4%
% of Stocks in Top 10:	33.5%
Fund Managers:
Edmund Harriss
Timothy W. N. Guinness

Top 10 Holdings (% of net assets)		Country Breakdown (% of net assets)
CNPC Hong Kong Ltd.	4.0%	China	26.1%
Hyundai Mobis	3.9%	Hong Kong	20.1%
Dongfang Electric Corp., Ltd.	3.8%	South Korea	12.6%
POSCO	3.5%	Taiwan	11.0%
Indo Tambangraya Megah PT	3.4%	Thailand	9.5%
Indofood Agri Resources Ltd.	3.2%	Singapore	8.7%
Samsung Electronics Co., Ltd.	3.0%	Indonesia	7.5%
Angang Steel Co., Ltd.	3.0%	Malaysia	2.1%
PetroChina Co., Ltd.	2.9%
HSBC Holdings PLC	2.8%
Sector Breakdown (% of Investments)
Coal	11.0%	Tobacco	2.2%
Steel-Producers	9.0%	Chemicals-Other	2.2%
Transportation-Marine	8.0%	Electric-Generation	2.1%
Oil Company-Exploration & Production	8.0%	Cellular Telecom	2.0%
Telecom Services	6.9%	Internet Content-Entertainment	1.8%
Oil Company-Integrated	5.2%	Retail-Apparel/Shoe	1.6%
Computers	5.0%	Metal Processors & Fabrica	1.6%
Auto/Truck Parts & Equipment	4.0%	Public Thoroughfares	1.6%
Power Conversion/Supply Equipment	3.9%	Oil-Field Services	1.4%
Agricultural Operations	3.3%	Non-Ferrous Metals	1.4%
Electronic Compo-Semicon	3.1%	Web Portals/ISP	1.2%
Commercial Banks	2.9%	Agricultural Biotech	1.2%
ETFs	2.7%	Engineering/R&D Services	0.8%
Metal-Copper	2.6%	Computers-Peripheral Equipment	0.8%
Auto-Cars/Light Trucks	2.3%	Machinery-General Industries	0.2%

SCHEDULE OF INVESTMENTS
December 31, 2009

GUINNESS ATKINSON ASIA FOCUS FUND

Shares	COMMON STOCKS: 97.6%	Value
China: 26.1%
1,524,000	Angang Steel Co., Ltd.	$3,323,222
520,000	China Shenhua Energy Co., Ltd.	2,524,234
1,766,000	China Shipping Development Co., Ltd.	2,626,428
796,000	Dongfang Electric Corp., Ltd.	4,244,413
1,548,000	iShares FTSE/Xinhua A50 CHINA Index ETF	2,978,843
1,220,000	Jiangxi Copper Co., Ltd.	2,853,155
48,850	Perfect World Co., Ltd. - ADR*	1,926,644
2,748,000	PetroChina Co., Ltd.	3,266,949
3,500,000	Shenzhen Expressway Co., Ltd.	1,715,963
23,250	Sohu.com, Inc.*	1,331,760
1,174,800	Yanzhou Coal Mining Co., Ltd.	2,569,426
		29,361,037
Hong Kong: 20.1%
618,000	Chen Hsong Holdings	174,766
241,500	China Mobile Ltd.	2,247,036
1,456,000	CNOOC Ltd.	2,268,355
3,394,000	CNPC Hong Kong Ltd.	4,475,795
4,052,000	Denway Motors Ltd.	2,559,741
265,132	Esprit Holdings Ltd.	1,759,059
5,336,000	Global Bio-Chem Technology Group Co., Ltd.	1,306,368
278,466	HSBC Holdings PLC	3,167,532
609,000	Kingboard Chemical Holdings Ltd.	2,399,397
3,064,000	Pacific Basin Shipping Ltd.	2,196,023
		22,554,072
Indonesia: 7.5%
720,000	Bumi Resources Tbk PT	183,322
1,146,000	Indo Tambangraya Megah PT	3,873,758
3,978,000	International Nickel Indonesia Tbk PT	1,537,514
2,883,000	Telekomunikasi Indonesia Tbk PT	2,869,814
		8,464,408
Malaysia: 2.1%
367,700	DiGi.Com Bhd	2,357,006
Singapore: 8.7%
1,897,000	Ausgroup Ltd.	896,209
2,181,000	Indofood Agri Resources Ltd.*	3,584,674
1,085,650	Singapore Telecommunications Ltd.	2,391,235
1,613,000	Straits Asia Resources Ltd.	2,971,222
		9,843,340
South Korea: 12.6%
30,055	Hyundai Mobis	4,404,235
43,500	KT&G Corp	2,406,176
7,370	POSCO	3,886,728
4,995	Samsung Electronics Co., Ltd.	3,425,221
		14,122,360

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 97.6% Continued	Value
Taiwan: 11.0%
2,563,550	China Steel Corp.	$2,643,330
231,750	HTC Corp.	2,655,062
575,000	Lite-On Technology Corp.	863,886
351,469	Shin Zu Shing Co., Ltd.	1,750,395
823,000	U-Ming Marine Transport Corp.	1,664,598
1,450,844	Wistron Corp.	2,809,503
		12,386,774
Thailand: 9.5%
234,500	Electricity Generating PCL	555,654
1,734,000	Glow Energy PCL	1,716,317
2,640,716	Mermaid Maritime PCL*	1,579,147
467,000	PTT Exploration & Production PCL	2,059,058
326,700	PTT PCL	2,410,564
2,865,100	Thoresen Thai Agencies PCL	2,341,751
		10,662,491
	Total Common Stocks (cost $100,166,104)	109,751,488
	Total Investments in Securities (cost $100,166,104): 97.6%	109,751,488
	Other Assets less Liabilities: 2.4%	2,669,801
	Net Assets: 100%	$112,421,289

*  Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ASIA PACIFIC DIVIDEND FUND for the period ended December 31, 2009

1.  Performance

ANNUALIZED TOTAL RETURNS

	1 Year (actual)	3 Year	Since Launch
Fund	64.84%	0.16%	2.85%
Benchmark Index:
MSCI Pacific Ex Japan	71.51%	4.98%	9.97%
S&P 500	26.47%	-5.61%	-1.80%

The Fund's gross expense ratio is 2.33% per the Summary Prospectus dated May 1, 2009. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2010. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total Returns for prior periods reflect a fee waiver in effect and in the absence of this waiver, the total return would be lower.

This year marked a good recovery for equity markets from the lows of 2008, and the second half of 2009 continued the upbeat performance begun in the first half of 2009. 2009 was a decent year for the Fund both on a relative and absolute basis. The Fund underperformed its benchmark, however, this is typical of income-led funds in a rising market.

Looking at the areas which have driven market performance this year, China's monetary and fiscal stimulus packages have been central to China's positive performance, and have driven strong growth in imports to China, particularly of raw materials and energy. The Chinese stimulus has focused on fixed asset investment with loose monetary policy, and in the second half of 2009 a number of projects initiated in the first half of the year kicked off. This meant that demand for goods such as steel, copper and aluminium improved, whilst coal and iron ore imports to China also picked up to support this demand. In addition, in the second half of 2009 there was a pick-up in technology exports from Taiwan and South Korea. This was in line with historical seasonality, but the strength of the recovery in Information Technology has been somewhat better than we had previously expected.

Considering the fundamentals of Asia, we have continued to be pleased at the reasonably low level of non-performing loans reported by banks in the region in the second half of 2009. These have been low relative to the experience of the Asian crisis of 1997/8, and the region has so far avoided the systemic failures which have plagued many developed nations in recent years. Asian consumers have also reacted well to the economic dislocation of 2008, and, for example, retail sales have continued to be decent relative to historical levels in the second half of 2009. Based on this evidence, we remain optimistic that Asia as a region has missed the worst of the economic dislocation from 2008, and can resume economic growth ahead of the developed nations.

Balanced against this positive outlook is the concern that Asia is pulling in liquidity from loose monetary policies elsewhere in the world. This has been manifested so far as strength in currencies which are traditionally seen as relatively high risk, such as the Indonesian Rupiah and the Korean Won. The underlying equity markets in these countries have also done well in the second half. We can also see this liquidity in good relative performance for 'hard' assets such as property. This is clear both in Hong Kong property, which effectively imports low US interest rates through its peg to the US Dollar, and in China, where prices of property in some urban areas has already recovered above 2007 peaks.

ASIA PACIFIC DIVIDEND FUND

2.  Portfolio Position

The portfolio positioning has been consistent this year, with overweight positions relative to the benchmark, in Hong Kong, Thailand and Singapore. During the second half, the Fund has been underweight in Australia and South Korea. Considering the sector breakdown, the Fund is overweight in sectors with good cashflow characteristics, such as Telecoms and Utilities. The Fund is also overweight in sectors related to China's fixed asset investment, such as Materials. It is most underweight in Financials and real estate stocks.

3.  Outlook

Considering the fiscal and monetary stimulus which has taken place in recent quarters, 2010 is likely to be the year in which some of these exceptional policies are unwound. In particular, the monetary stimulus in the developed world could be reduced, with policymakers needing to balance the risks of inflation with the potential for a prolonged period of below-trend growth of the economy. There is still uncertainty as to whether this can be done successfully, avoiding policy errors. In China, the fiscal stimulus substantially took place in 2009, and we infer from the strong imports of basic materials, and the increasing trend in steel prices, that many projects are now underway. There has been a good reaction in economic growth, but now the monetary stimulus is also being withdrawn, and this introduces further risks to growth, if it is withdrawn too quickly. In Asia, we will be closely watching the outlying markets, such as Indonesia, Thailand and the Philippines, for signs of a pullback in risk appetite by equity investors.

Given this outlook, we still feel that Asian economic growth could outperform relative to developed nations this year. The fundamentals of a solid economic recovery are in place in Asia, with relatively strong household, corporate and public sector balance sheets underlying our view. We would also highlight that, although it is probably mostly priced in to equities, the fiscal stimulus in China has had the desired effect of improving economic growth in the second half of 2009. This contrasts with the still anaemic growth outlook of the developed world.

For us to have greater confidence for 2010 and beyond, we would like to see more evidence of the recovery of exports from the Asian region. There are still headwinds in terms of slow developed world growth, and the possible further appreciation of Asian currencies, relative to developed world currencies. On balance, we are optimistic that export growth can pick up in 2010. We can already see some signs of recovery in the Information Technology and Semiconductor industries, and we are cognisant that Microsoft has recently launched a new PC operating system which traditionally drives fresh hardware and software spending. In addition, corporate capital expenditure in the developed world is at historically low levels, and we feel there is some potential for a rebound.

To conclude, in our view, Asia is well positioned for 2010 relative to other regions in terms of its economic growth outlook. Risks to global growth remain, principally in poor timing by policy makers in unwinding current economic stimulus measures. Given this background, we can still find attractively valued stocks in Asia paying reasonable dividends, and we are optimistic for 2010.

Edmund Harriss

The Fund invests in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified meaning its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. The MSCI Pacific ex-Japan Index is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Pacific region including Japan. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time are not recommendations to buy or sell any security.

ASIA PACIFIC DIVIDEND FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2009

One Year	Since Inception (03/31/06)
64.84%	2.85%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The MSCI All Country Pacific Free ex-Japan Index (MSCI AC Pacific ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Pacific region including Japan.

FUND HIGHLIGHTS at December 31, 2009
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

# of Holdings in Portfolio:	36
Portfolio Turnover:	26.0%
% of Stocks in Top 10:	36.1%
Fund Managers:
Edmund Harriss
Timothy W. N. Guinness

Top 10 Holdings (% of net assets)		Country Breakdown (% of net assets)
Yanzhou Coal Mining	4.1%	Hong Kong	21.6%
Angang New Steel Co.	3.9%	Taiwan	18.7%
POSCO	3.9%	China	16.9%
Incitec Pivot Ltd.	3.8%	Thailand	13.5%
United Overseas Bank	3.7%	South Korea	9.7%
CHI Steel Corp.	3.6%	Singapore	6.7%
Compal Electronics	3.4%	Australia	3.8%
Depo Auto Parts Ind	3.3%	Indonesia	3.2%
Vtech Holdings Ltd.	3.3%	Malaysia	3.2%
PT Telekomunikasi	3.2%	Philippines	2.8%
		New Zealand	0.6%
Sector Breakdown (% of Investments)
Commercial Banks	12.3%	Diversified Financial Services	3.1%
Telecom Services	12.1%	Electric-Generation	3.0%
Steel-Producers	11.3%	Petrochemicals	2.8%
Transport-Marine	9.9%	Tobacco	2.7%
Computers	6.5%	Food-Meat Products	2.7%
Oil Company-Integrated	5.7%	Electric-Integrated	2.7%
Coal	4.0%	Semiconductor Components-Integrated Circuit	2.6%
Agricultural Chemicals	3.7%	Chemicals-Plastics	2.5%
Auto/Trucks Parts & Equipment	3.3%	Retail-Hair Salons	1.3%
Telecommunication Equipment	3.2%	Computers-Peripher Equip	0.9%
Retail-Apparel/Shoe	3.1%	Oil Refining&Marketing	0.6%

SCHEDULE OF INVESTMENTS
December 31, 2009

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

Shares	COMMON STOCKS: 100.7%	Value
Australia: 3.8%
135,569	Incitec Pivot Ltd.	$428,816
China: 16.9%
203,801	Angang Steel Co., Ltd.	444,407
236,000	China Shipping Development Co., Ltd.	350,984
698,000	People's Food Holdings Ltd.	308,246
196,000	PetroChina Co., Ltd.	233,014
1,060	PetroChina Co., Ltd. - ADR	126,097
212,000	Yanzhou Coal Mining Co., Ltd.	463,669
		1,926,417
Hong Kong: 21.6%
145,500	BOC Hong Kong Holdings Ltd.	326,890
45,000	CLP Holdings Ltd.	304,540
53,285	Esprit Holdings Ltd.	353,525
6,024	HSBC Holdings PLC - ADR	343,910
146,000	Industrial & Commercial Bank of China Asia Ltd.	316,235
1,863,000	Modern Beauty Salon Holdings Ltd.	148,398
414,300	Pacific Basin Shipping Ltd.	296,936
39,000	VTech Holdings Ltd.	371,976
		2,462,410
Indonesia: 3.2%
367,500	Telekomunikasi Indonesia Tbk PT	365,819
Malaysia: 3.2%
56,100	DiGi.Com Bhd	359,609
New Zealand: 0.6%
24,150	New Zealand Refining Co., Ltd.	65,567
Philippines: 2.8%
16,000	Globe Telecom, Inc.	314,661
Singapore: 6.7%
158,000	Singapore Telecommunications Ltd.	348,008
30,000	United Overseas Bank Ltd.	417,591
		765,599
South Korea: 9.7%
6,930	KB Financial Group, Inc.	352,877
5,680	KT&G Corp.	314,186
830	POSCO	437,718
		1,104,781

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 100.7% Continued	Value
Taiwan: 18.7%
400,788	China Steel Corp.	$413,261
280,388	Compal Electronics, Inc.	387,302
141,400	Depo Auto Parts Ind Co., Ltd.	372,913
292,007	Greatek Electronics, Inc.	299,391
31,700	HTC Corp.	363,173
70,000	Lite-On Technology Corp.	105,169
94,000	U-Ming Marine Transport Corp.	190,124
		2,131,333
Thailand: 13.5%
342,900	Glow Energy PCL	339,403
149,300	PTT Chemical PCL	322,423
39,500	PTT PCL	291,452
516,300	Thai Plastic & Chemical PCL	284,941
367,840	Thoresen Thai Agencies PCL	300,649
		1,538,868
	Total Common Stock (cost $12,984,444)	11,463,880
	Total Investments in Securities (cost $12,984,444): 100.7%	11,463,880
	Liabilities in Excess of Other Assets: (0.7)%	(84,538)
	Net Assets: 100%	$11,379,342

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

CHINA & HONG KONG FUND for the period ended December 31, 2009

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (actual)	3 Years	5 Years	10 Years
Fund	92.76%	13.15%	16.62%	9.51%
Benchmark Index:
Hang Seng Composite	58.61%	6.42%	14.47%	N/A
Hang Seng	56.44%	6.42%	12.67%	5.97%
S&P 500	26.47%	-5.61%	-0.42%	-0.95%

The Fund's gross expense ratio is 1.53% per the Summary Prospectus dated May 1, 2009. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2010. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total Returns for prior periods reflect a fee waiver in effect and in the absence of this waiver, the total return would be lower.

We are pleased to report to shareholders that the Fund performed strongly during 2009 as China's efforts to reflate the domestic economy restored investors' confidence. The best performing sectors over the year were Consumer, Materials, Industrials and Real Estate. The weakest sectors were Telecommunications and Utilities. There were also strong performances to be found in the Energy sector amongst the coal miners and in the Financial sector amongst the banks whilst insurers moved in line with the broader market.

At the beginning of the crisis the Chinese government mobilized resources to drive growth in the domestic economy in the face of a collapse in external demand for manufactured goods for export and a policy-engineered slow down in real estate activity stemming from sharp house price increases in 2007. The combined effect of these two developments was job losses of 10-20 million making job creation a critical part of any stimulus program.

The announcement in November 2008 of a $586 billion spending program was rapidly augmented by substantial growth in lending, adjustments to taxes and incentives to increase private consumption. Infrastructure spending and investment was supported through the year by new lending from banks that topped $1.4 trillion. Consumer spending was boosted by subsidies offered for purchases of household appliances while subsidies for car purchases pushed total auto sales above those of the US for the first time.

Real estate transactions accelerated from May and by the last quarter of 2009 had pushed down inventories of unsold units to very low levels. The result was a rapid pick up in construction activity in this sector has been the result. It is against this backdrop of rapid increases in domestic investment and construction that we saw steel production pass 600 million tonnes on an annualized basis and is the reason we have seen record imports of iron ore, coal, copper and oil over the past year.

By the end of the year there were market concerns at the pace of expansion. The economy grew 8.7% for the full year but the massive expansion in bank lending has pushed money supply growth to almost 30%, well above the target level at the beginning of the year of 17%. This has given rise to fears of price inflation and asset bubbles. The central bank recognized this and began to temper some of the stimulus policies. Notably, it kept those most directly related to private consumption and first-time home buyers in place.

Longer term structural changes were also proposed during the year which we believe are designed to boost consumption by unlocking household savings and to introduce more flexibility into China's labour market. The proposal to spend up to $125 billion to provide basic health cover to 90% of the population by 2011 is a significant policy step, in terms of the breadth of ambition, to

CHINA & HONG KONG FUND

address welfare reform and unlock savings. Changes have also been proposed to workers' pension arrangements as well as to the system of residence permits in China. If enacted, this should lead to much greater flexibility in the movement of labor in China as well as provide extra impetus to the process of urbanization, in our view.

2.  Portfolio Position

The portfolio remains positioned towards sectors that should benefit from investment growth such as Industrials, Materials and Energy. The Fund also has exposure to Consumer Discretionary stocks, particularly auto makers. In addition, the Fund also has a meaningful exposure to Technology in the form of computer services, internet and online gaming companies and alternative energy.

3.  Outlook

The outlook for the world economy remains highly uncertain in respect of the unprecedented government and central bank intervention to stave off a synchronised global recession. How and when we extricate ourselves from this without either triggering the slump we sought to avoid on the one hand, or on the other avoid staying too long and allowing inflation to take hold are matters of huge debate.

Chinese policy is going to be particularly relevant. The current growth rates in real estate prices, construction activity, steel production and money supply will need to slow to a more sustainable rate. This is something investors will have to come to terms with in the coming year.

We expect that policy adjustments are likely to follow a similar pattern to those employed back in 2006/7, by restricting excess liquidity by means of central bank operations and controls over the quantity and direction of new lending. Consumer price inflation is set to rise we believe in the coming year. We do not expect the rise to be excessive but it might be enough to act as a disincentive for savers to keep cash on deposit and could prompt them to switch into other assets such as property or stocks. This could trigger a rise in interest rates as a means of reducing the likelihood of such a switch; but we do not believe interest rates are a favored tool for restraining growth given the blunt nature of the instrument and the degree to which conditions vary across the economy.

The Chinese government remains supportive of growth given the long term need to create jobs to absorb the estimated 12 million people entering the workforce each year. Policy is also directed toward rebalancing the economy and reducing the role of investment in favour of consumption. The main hurdle is to adjust expectations in 2010 following the massive liquidity expansion in 2009, a process that began in mid-January with introduction of lending restrictions on the banks after a racing start in the first three weeks of the year.

Once such expectations have adjusted we believe that investors will see a positive picture emerge of good growth that could be sustained in 2011.

Edmund Harriss

The Fund invests in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified meaning its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market-capitalization for the past twelve months. The Hang Seng Composite Index commenced on January 3, 2000 and therefore does not have returns since the Fund's inception. The Hang Seng Index is a barometer of the Hong Kong Stock Market whose aggregate market capitalization accounts for about 70% of the total market-capitalization of the Stock Exchange of Hong Kong Limited. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

CHINA & HONG KONG FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2009

One Year	Five Years	Ten Years
92.76%	16.62%	9.51%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market capitalization for the past twelve months. The Fund changed its benchmark from the Hang Seng to the Hang Seng Composite Index to more accurately reflect the market sectors in which the Fund invests. The Hang Seng Composite Index commenced on 01/31/00. The index referenced in this chart is not available for investment and does not incur expenses.

FUND HIGHLIGHTS at December 31, 2009
GUINNESS ATKINSON CHINA & HONG KONG FUND

# of Holdings in Portfolio:	44
Portfolio Turnover:	7.9%
% of Stocks in Top 10:	40.0%
Fund Managers:
Edmund Harriss
Timothy W.N. Guinness

Top 10 Holdings (% of net assets)		Country Breakdown (% of net assets)
Yanzhou Coal Mining Co., Ltd.	5.4%	China	54.7%
CNOOC Ltd.	4.9%	Hong Kong	45.2%
Weichai Power Co., Ltd.	4.8%
BYD Co., Ltd.	4.5%
China Mobile Ltd.	3.9%
CNPC Hong Kong Ltd.	3.4%
PetroChina Co., Ltd.	3.4%
iShares FTSE/Xinhua A50 CHINA Index ETF	3.3%
Beijing Enterprises Holdings Ltd.	3.2%
VTech Holdings Ltd.	3.2%
Sector Breakdown (% of Investments)
Commercial Banks	14.1%	Computers	2.4%
Oil & Gas-Exploration & Production	8.3%	Chemicals-Other	2.2%
Coal	7.4%	Real Estate	2.2%
Auto/Truck Parts & Equipment	4.8%	Internet Application Software	2.2%
Batteries/Battery System	4.5%	Airlines	2.0%
Cellular Telecom	3.9%	Steel-Producers	1.9%
Transportation-Marine	3.6%	Internet Content-Entertainment	1.8%
Oil-Integrated	3.4%	Distribution/Wholesale	1.6%
ETFs	3.3%	Agricultural Operations	1.5%
Web Portals/ISP	3.3%	Diversified Operations	1.3%
Gas-Distribution	3.2%	Retail-Apparel/Shoe	1.3%
Telecommunication Equipment	3.2%	Public Thoroughfares	1.1%
Power Conversion/Supply Equipment	3.2%	Electronic Components-Semiconductor	1.0%
Real Estate Management/Service	2.6%	Agricultural Biotech	0.9%
Metal-Copper	2.5%	Machinery-General Industries	0.4%
Auto-Cars/Light Trucks	2.4%	Retail-Hair Salons	0.1%
Energy-Alternate Sources	2.4%

SCHEDULE OF INVESTMENTS
December 31, 2009

GUINNESS ATKINSON CHINA & HONG KONG FUND

Shares	COMMON STOCKS: 99.9%	Value
Agricultural Biotech: 0.9%
8,762,000	Global Bio-Chem Technology Group Co., Ltd.	$2,145,127
Agricultural Operations: 1.5%
3,496,272	Chaoda Modern Agriculture Holdings Ltd.	3,721,739
Airlines: 2.0%
2,556,000	Cathay Pacific Airways Ltd.*	4,746,702
Auto/Truck Parts & Equipment: 4.8%
1,428,800	Weichai Power Co., Ltd.	11,459,221
Auto – Cars/Light Trucks: 2.4%
9,314,000	Denway Motors Ltd.	5,883,867
Batteries – Battery System: 4.5%
1,229,600	BYD Co., Ltd.	10,778,372
Cellular Telecom: 3.9%
1,018,000	China Mobile Ltd.	9,471,980
Chemicals – Other: 2.2%
1,385,000	Kingboard Chemical Holdings Ltd.	5,456,758
Coal: 7.4%
2,615,000	China Coal Energy Co.	4,745,105
5,953,200	Yanzhou Coal Mining Co., Ltd.	13,020,350
		17,765,455
Commercial Banks: 14.1%
2,577,000	BOC Hong Kong Holdings Ltd.	5,789,658
6,824,000	China Construction Bank Corp.	5,828,661
244,650	Dah Sing Financial Holdings Ltd.	1,348,093
377,000	Hang Seng Bank Ltd.	5,546,418
614,691	HSBC Holdings PLC	6,992,069
8,123,000	Industrial & Commercial Bank of China	6,689,788
188,400	Wing Hang Bank Ltd.	1,753,327
		33,948,014
Computers: 2.4%
9,310,000	Lenovo Group Ltd.	5,769,549
Distribution/Wholesale: 1.6%
2,835,000	Digital China Holdings Ltd.	3,774,125
Diversified Operations: 1.3%
556,298	Wharf Holdings Ltd.	3,192,597
Electronic Components – Semiconductor: 1.0%
510,800	Renesola Ltd. - ADR*	2,431,408

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.9% Continued	Value
Energy – Alternate Sources: 2.4%
107,700	Trina Solar Ltd. - ADR*	$5,812,569
Exchange Traded Funds (ETFs): 3.3%
4,146,000	iShares FTSE/Xinhua A50 CHINA Index ETF	7,978,219
Gas – Distribution: 3.2%
1,080,000	Beijing Enterprises Holdings Ltd.	7,822,179
Internet Application Software: 2.2%
242,000	Tencent Holdings Ltd.	5,233,906
Internet Content – Entertainment: 1.8%
107,800	Perfect World Co., Ltd. - ADR*	4,251,632
Machinery – General Industries: 0.4%
3,510,000	Chen Hsong Holdings	992,600
Metal – Copper: 2.5%
2,550,000	Jiangxi Copper Co., Ltd.	5,963,561
Oil – Integrated: 3.4%
6,796,000	PetroChina Co., Ltd.	8,079,399
Oil & Gas – Exploration & Production: 8.3%
7,602,000	CNOOC Ltd.	11,843,429
6,210,000	CNPC Hong Kong Ltd.	8,189,360
		20,032,789
Power Conversion/Supply Equipment: 3.2%
1,426,000	Dongfang Electric Corp., Ltd.	7,603,684
Public Thoroughfares: 1.1%
5,204,000	Shenzhen Expressway Co., Ltd.	2,551,392
Real Estate: 2.2%
9,879,000	Soho China Ltd.	5,307,220
Real Estate Management/Service: 2.5%
7,184,000	Midland Holdings Ltd.	6,170,527
Retail – Apparel/Shoe: 1.3%
431,985	Esprit Holdings Ltd.	2,866,076
698,000	Glorious Sun Enterprises Ltd.	259,578
		3,125,654
Retail – Hair Salons: 0.1%
2,560,000	Modern Beauty Salon Holdings Ltd.	203,918
Steel – Producers: 1.9%
2,081,000	Angang Steel Co., Ltd.	4,537,811
Telecommunication Equipment: 3.2%
819,000	VTech Holdings Ltd.	7,811,492
Transportation – Marine: 3.6%
3,852,000	China Shipping Development Co., Ltd.	5,728,766
4,240,000	Pacific Basin Shipping Ltd.	3,038,883
		8,767,649

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.9% Continued	Value
Web Portals/ISP: 3.3%
104,540	Netease.com - ADR*	$3,931,749
69,900	Sohu.com, Inc. - ADR*	4,003,872
		7,935,621
	Total Common Stocks (cost $169,206,561)	240,726,736
	Total Investments in Securities (cost $169,206,561): 99.9%	240,726,736
	Other Assets less Liabilities: 0.1%	233,407
	Net Assets: 100%	$240,960,143

*  Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GLOBAL ENERGY FUND for the period ended December 31, 2009

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (actual)	5 Years	Since Inception June 30, 2004
Fund	63.27%	15.72%	18.39%
Benchmark Index:
S&P 500	26.47%	-0.42%	1.65%
MSCI World Energy Index	26.98%	9.66%	11.96%

Source: Bloomberg

The Fund's gross expense ratio is 1.31% per the Summary Prospectus dated May 1, 2009. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2010. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts at any time within the three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total Returns for prior periods reflect a fee waiver in effect and in the absence of this waiver, the total return would be lower.

2009 was a recovery year for energy stocks after the heavy sell-off in the second half of 2008 and it was pleasing to see a strong outperformance by the fund versus its benchmark. The Global Energy Fund over the course of 2009 produced a total return of 63.27%, an outperformance of 36.29% versus the MSCI World Energy Index (up 26.98%) and of 36.8% versus the S&P 500 Index (up 26.47%).

The star performers over the year have been spread across the different sectors, although the Exploration & Production companies as a group stand out. Pioneer Natural Resources (up 198%), Dragon Oil (up 171%) and Newfield Exploration (up 144%), as well as Canadian Oil Sands producers Suncor (up 84%) and Canadian Natural Resources (up 83%) and deepwater driller Transocean (up 75%) were all significant contributors to performance. All of them benefitted from continued strength in the oil price while the US E&P's also enjoyed a recovery in the US natural gas price. The worst performing holdings have been the integrated companies: Hess, Marathon, ENI, Total and Royal Dutch Shell, which range up from 10% (ENI) to 19% (Total).

2.  Activity

Portfolio activity in the early part of the year was relatively light, indeed we made no changes to the portfolio at all in the first quarter. During April we sold our position in Chevron and replaced it with a position in Unit. Chevron had become the most expensive 'super major' we held and a rotation into Unit gave us exposure to a US E&P company with good value reserves. Unit also has a land drilling business which could perform well when the services business cycle begins to recover. We also sold our position in Peabody, the US coal company, and bought a position in Whiting, an 'oily' E&P company with acreage in the US. The outlook for US coal remains weak in light of the supply/demand imbalance and lower international exports and we are cautious on the ability for the coal group to maintain their long-term pricing contracts at current levels. Whiting has good value reserves, a long reserve life and should benefit from any move up in the oil price.

GLOBAL ENERGY FUND

In May we bought one new research position, Falkland Oil and Gas. Falkland is an oil exploration company with offshore acreage to the south of the Falkland Islands. Whilst Falkland has not yet drilled any of its prospects, we believe that given its farm in agreement with BHP Billiton there should be good opportunity over the next 12-24 months for the company to accelerate its development plans.

In July we sold our holding in Addax Petroleum and bought a holding in Forest Oil. Addax had been one of the Fund's best performers this year and was the subject of a takeover bid by China Petroleum and Chemical Corporation (Sinopec), the state-owned integrated oil and gas company, and had been trading close to the bid price at the time of sale. Forest Oil is a US gas-focused E&P with cheap reserves that is trading on low P/E multiples. We also sold our position in the refiner Singapore Petroleum and purchased Valero. Singapore Petroleum performed well this year and was the subject of a takeover bid by PetroChina, the largest of the three Chinese state-owned integrated oil companies. Valero is the largest of the US refiners, a sector which has underperformed over the past 12 months, and was trading at a significant discount to book value.

At the end of July we sold our position in Petroleo Brasileiro (Petrobras) and bought a position in Chevron, the 'supermajor' integrated oil and gas company. Petrobras had been a strong performer in 2009 and had recovered almost in parallel with the oil price rising from $35 to $70. Chevron on the other hand had underperformed this year and was trading at lower P/E multiples than its peers. The final change to the portfolio in July was the sale of Whiting Petroleum, the oil-focused US E&P, and the purchase of Canadian Natural Resources. Whiting's leverage to the oil price had seen it perform strongly over the period we owned it. Canadian Natural Resources production is approximately 50:50 oil:gas and based primarily in Canada. The company also owns the Horizon oil sands project which started production in early 2009 and is ramping up to full production at the end of 2009.

In August we sold our holding in Occidental and bought a holding in Chesapeake. Occidental is oil levered and had been a strong beneficiary of the rise in the oil price from the lows seen this year. Chesapeake is a gas-focused E&P and is the largest producer of natural gas in the US. It was trading on low multiples in both absolute terms and relative to its peers, has good value reserves and should do well in a rising gas price environment. We also saw the completion of two mergers of companies in the portfolio; the acquisition of PetroCanada by Suncor, and the acquisition of Grey Wolf Exploration (a research position) by Insignia. We continue to hold the 'new' Suncor and a research position in Insignia.

In November we switched out of CNOOC and bought PetroChina, the largest of the three Chinese national oil companies. CNOOC had performed very well over 2009 and was trading at a relatively high EV/proved reserve multiple. PetroChina has a much lower EV/proved reserves and should benefit from increasing gas demand in China over the next few years. We invested a half unit of the portfolio in JKX Oil & Gas and Gazprom (together c.1.7% of the portfolio). JKX is an independent exploration and production company producing oil and gas in Ukraine, is trading on low multiples and has cheap reserves. Gazprom is the Russian national oil and gas company which supplies approximately a quarter of European Union gas demand. The company is trading on low P/E multiples, has very cheap reserves and a long reserve life.

We also sold and bought back our position in Dragon Oil during the fourth quarter. We sold our original position in the Caspian Sea-focused E&P in early November following a bid for the company from the Emirates National Oil Company (ENOC). This bid was eventually rejected, causing the share price to fall back, and provided us with a good opportunity to place Dragon Oil back into the portfolio.

Finally we bought a 'research' position in Pantheon Resources (c.0.3% of the portfolio) via a share placing in December. Pantheon Resources is a small capitalization E&P company focusing on oil and gas in East Texas and Louisiana.

3.  Portfolio Position

The invested Fund at 31 December 2009 was on a Price Earnings Ratio (2008) of 7.4x (8.1x 2007) with a median PER (2008) of stocks held of 7.2x. By comparison the S&P 500 Index at 1115.1 was on a PER of 22.5x (2008), based on S&P 500 operating earnings per share estimates of $49.51 for 2008.

GLOBAL ENERGY FUND

The Sector and Geographic weightings of the portfolio (ignoring cash) at 31 December were as follows:

Sector Breakdown
	31 Dec 2008	31 Dec 2009
Integrated	54.6	48.9
Exploration & Production	45.9	48.9
Drilling	5.1	8.7
Equipment & Services	6.3	5.6
Refining & Marketing	2.5	3.3
Coal & Consumables	2.3	—
Construction & Engineering	0.4	0.4
Total	100.0	100.0
Geographic Breakdown
	31 Dec 2008	31 Dec 2009
US	46.4	52.1
Canada	16.2	17.2
UK	7.1	6.3
Latin America	4.1	—
Europe	17.8	20.9
China	3.8	3.5
Other	4.6	—
	100.0	100.0

4.  Market Background

2009 has been a year of recovery for the oil price. Having ended 2008 at $44 it fell back to $35 in mid-January but moved up handsomely to reach $70 at the end of June. It fell back to $60 in July before moving gradually higher over the third quarter and then up to $80 in October. It ended the year at $79.36, having averaged just under $62 for the year as a whole.

The reasons for this recovery are well-documented. First and foremost, OPEC's combined quota cuts of 4.2m barrels in October and December 2008, and the early compliance with the new quotas (compliance has slipped back to 60%), have done enough to balance the market. Added to this the increasing signs of economic recovery (International Energy Agency global oil demand forecast for 2009 moved up from 83m b/day to 85m b/day), strong imports from China, and index buying combined with a weaker dollar and the animal spirits of traders have moved the oil price back up to a level which remunerates oil producing nations and encourages investment without disrupting the world economy. We now think of the oil price trading range as $60-80.

Looking further ahead we are still anticipating a steadily rising oil price. Non-OPEC supply is forecast by the IEA to grow 0.2m b/day in 2010 which we consider optimistic, and there is little reason to believe that it can grow much in the future. 2009 was billed as the big year for non-OPEC supply and it grew by only 0.6m b/day. In the medium to long term we do not believe that growth in supply from Brazil, the Caspian and the Canadian Oil Sands will be enough to replace the shortfall from Mexico, Russia and the North Sea. On the demand side, alongside our confidence in continued growth from the non-OECD region, we draw considerable comfort from the fact that global oil demand in between 2007-9 fell only 1.8% in the midst of the banking crisis and recession.

GLOBAL ENERGY FUND

We are also very focused on the US natural gas price which fell from $13 in mid 2008 to $2 in September 2009. We have positioned ourselves for a strengthening gas price as we expect the fall in the rig count to reduce supply just as demand recovers. This is beginning to play out, helped by some cold winter weather, and natural gas in storage is now back at the five-year average level. This has helped the price up to around $5.50, after averaging $3.95 for 2009.

5.  Outlook

How might 2010 treat this fund? My view remains that energy equities represent a good store of value and there is potential for above average returns if the oil price stabilises around the level sought by OPEC ($60 - $80/ barrel) and the gas price recovers to $6-$7. We believe this the most plausible scenario.

We believe energy equities discount an oil price well below $70/barrel, possibly around $55 and a gas price well below our projected $6-$7. Clearly there are risks in our medium term positive analysis of the fundamentals. It may turn out that OPEC have not yet taken enough barrels off the market and that if compliance falters further the market will loosen even more. The US natural gas market may not rebalance as fast as we hope. But we keep coming back to one key proposition: oil and gas are running out and it does seem reasonable to believe that before they do run out they will trade at much higher prices than we have yet seen and shareholders in companies that are part of that world will be duly rewarded.

Overall, the Fund continues to seek to be well placed to benefit from the oil and gas price environment described above.

Tim Guinness  29 January 2010

The Fund invests in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified meaning their assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. The S&P500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. These indices are unmanaged, not available for investment and do not incur expenses.

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Book value – net asset value of a company as recorded on the balance sheet. This is calculated by total assets less intangible assets and liabilities.

EV/proved reserve multiple – this is a measure of the value attributed to a company's proved reserves by the market valuation. This is calculated by dividing the Enterprise Value (market capitalization plus net debt) by the oil and gas reserves and gives a number in $/barrel of oil equivalent ($/boe).

Please refer to the Schedule of Investments for details on fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

GLOBAL ENERGY FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2009

One Year	Five Years	Since Inception (06/30/04)
63.27%	15.72%	18.39%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The MSCI World Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. These indices are unmanaged, not available for investment and do not incur expenses.

FUND HIGHLIGHTS at December 31, 2009
GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:	44
Portfolio Turnover:	51.7%
% of Stocks in Top 10:	32.4%
Fund Managers:
Timothy W. N. Guinness
Edmund Harriss

Top 10 Holdings (% of net assets)		Sector Breakdown (% of Investments)
Canadian Natural Resources Ltd.	3.3%	Oil & Gas-Integrated	46.8%
OMV AG	3.3%	Oil & Gas-Exploration & Production	35.3%
Hess Corp.	3.3%	Oil & Gas-Drilling	8.7%
Suncor Energy, Inc.	3.3%	Oil & Gas-Field Services	5.8%
Nexen, Inc.	3.2%	Oil Refining & Marketing	3.2%
Imperial Oil Ltd.	3.2%	Machinery-General Industries	0.2%
PetroChina Co Ltd.	3.2%
Repsol YPF SA	3.2%
ConocoPhillips	3.2%
Newfield Exploration Co.	3.2%
Country Breakdown (% of net assets)
United States	46.6%	France	3.2%
Canada	15.9%	Norway	3.2%
Britain	5.2%	Switzerland	3.2%
China	3.4%	Netherlands	3.1%
Austria	3.3%	UAE	1.1%
Spain	3.2%	Russia	0.8%
Italy	3.2%	Ireland	0.4%

SCHEDULE OF INVESTMENTS
December 31, 2009

GUINNESS ATKINSON GLOBAL ENERGY FUND

Shares	COMMON STOCKS: 95.8%	Value
Machinery – General Industries: 0.2%
914,780	Shandong Molong Petroleum Machinery Co., Ltd.	$138,455
Oil & Gas – Drilling: 8.3%
101,270	Patterson-UTI Energy, Inc.	1,554,495
28,891	Transocean Ltd*	2,392,175
54,597	Unit Corp.*	2,320,373
		6,267,043
Oil & Gas – Exploration & Production: 33.8%
99,000	Afren PLC*	135,519
25,470	Anadarko Petroleum Corp.	1,589,837
23,109	Apache Corp.	2,384,156
34,400	Canadian Natural Resources Ltd.	2,499,785
36,136	Cenovus Energy, Inc.	915,623
89,200	Chesapeake Energy Corp.	2,308,496
91,089	Coastal Energy Co.*	461,607
130,750	Dragon Oil Plc*	816,026
25,136	EnCana Corp.	819,801
75,828	Falkland Oil & Gas Ltd.*	154,921
52,600	Forest Oil Corp.*	1,170,350
24,400	Gazprom OAO - ADR	616,151
2,026	Insignia Energy Ltd.*	4,223
130,900	JKX Oil & Gas PLC	596,695
49,786	Newfield Exploration Co.*	2,401,179
101,121	Nexen, Inc.	2,438,468
33,235	Noble Energy, Inc.	2,366,997
199,198	OPTI Canada, Inc.*	386,644
560,000	Pantheon Resources PLC*†	201,253
33,320	Pioneer Natural Resources Co.	1,605,024
64,400	Swift Energy Co.*	1,543,024
62,740	WesternZagros Resources Ltd.*	46,192
		25,461,971
Oil & Gas – Field Services: 5.6%
79,300	Halliburton Co.	2,386,137
131,480	Helix Energy Solutions Group, Inc.*	1,544,890
84,900	Kentz Corp Ltd.	272,889
		4,203,916

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 95.8% Continued	Value
Oil & Gas – Integrated: 44.8%
247,985	BP PLC	$2,394,574
30,900	Chevron Corp.	2,378,991
47,028	ConocoPhillips	2,401,720
94,200	ENI SpA	2,398,868
40,643	Hess Corp.	2,458,901
62,607	Imperial Oil Ltd.	2,434,002
75,800	Marathon Oil Corp.	2,366,476
56,333	OMV AG	2,471,668
2,036,000	PetroChina Co., Ltd.	2,420,491
89,700	Repsol YPF SA	2,407,049
79,071	Royal Dutch Shell PLC	2,382,558
95,950	Statoil ASA	2,392,956
68,776	Suncor Energy, Inc.	2,446,962
37,300	Total SA	2,395,773
		33,750,989
Oil Refining & Marketing: 3.1%
140,399	Valero Energy Corp.	2,351,683
	Total Common Stocks (cost $66,751,726)	72,174,057
	Total Investments in Securities (cost $66,751,726): 95.8%	72,174,057
	Other Assets less Liabilities: 4.2%	3,185,832
	Net Assets: 100%	$75,359,889

*  Non-income producing security.

†  Illiquid. Illiquid securities represent 0.3% of net assets.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GLOBAL INNOVATORS FUND

1.  Performance for the period ended December 31, 2009

AVERAGE ANNUALISED TOTAL RETURNS

	1 Year 2009	3 Years 2007 – 2009	5 Years 2003 – 2009	10 Years 1999 – 2009	Since Launch 1998(Dec 15) – 2009
Fund	45.20%	-1.34%	4.98%	-2.43%	3.56%
Benchmark Indices
S&P 500	26.47%	-5.61%	0.42%	-0.95%	1.18%
NASDAQ	45.36%	-1.16%	1.71%	-5.08%	1.36%

The Fund's gross expense ratio is 1.40% per the Summary Prospectus dated May 1, 2009. Guinness Atkinson Asset Management has contractually agreed to waive a portion of its advisory fees so that the Fund's ratio of expenses to average daily net assets will not exceed 1.98% (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) through at least June 30, 2010. To the extent that the Advisor waives fees it may seek repayment of a portion or all of such amounts that any time within three fiscal years after the fiscal year in which such amounts were waived, subject to the applicable cap.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com, or calling (800) 916-6566.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the 2% redemption fee on shares held less than 30 days. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The Global Innovators Fund over the course of 2009 produced a total return of 45.20%. The fund outperformed the S&P 500 index which was up 26.47% and just underperformed the NASDAQ index which was up 45.36%. Over the last 5 years the total return continues to exceed that of both its benchmarks.

This table sets out the comparative returns in discrete years since launch

	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999
FUND	45.20%	-45.42%	20.58%	18.76%	11.82%	10.89%	35.97%	-31.13%	-29.05%	-16.78%	68.68%
Benchmark Indices
S&P500	26.47%	-36.99%	5.49%	15.79%	4.91%	10.87%	28.67%	-22.09%	-11.88%	-9.10%	21.04%
Fund	above	below	above	above	above	above	above	below	below	below	above
NASDAQ	45.36%	-39.98%	10.65%	10.39%	2.12%	9.15%	50.77%	-31.23%	-20.8%	-39.18%	86.12%
Fund	below	below	above	above	above	above	below	above	below	above	below

As these tables show in calendar 2009 the fund outperformed the S&P500 by 18.73% and roughly matched the NASDAQ (it underperformed by a very small margin -0.16%). You can also see the fund remains over 3% per annum ahead of both these indices over the last 5 years on an annualized basis. As one of our objectives (since the fund became actively managed in 2003) is to outperform both the Nasdaq and S&P500 indices over time we are pleased to have achieved this by such a margin. (Investors may recall that prior to 2003 the fund was a passive fund tracking the Wired 40 index and as the above table shows it typically performed between the two indices – we believe our performance since we moved to active management is a demonstration of the case for active management).

GLOBAL INNOVATORS FUND

The best performing stocks over the year were Amazon (up 163.32%), Nvidia (Up 131.47%), Samsung Electronics (up 100.00%), Netflix (up 84.31%) and Check Point Software (up 78.41%). Our worst performing stocks were Citigroup (down 50.67%) and Nokia (down 17.63%). The IT Hardware sector recovered some of the ground lost in 2008 as an inventory restocking occurred. Our Internet ecommerce stocks performed well while uncertainty continued to affect the Financial sector.

2  Portfolio Construction and Activity

In the third quarter we sold our positions in Nucor, Schlumberger, Lenovo, and Wind River. We added positions in Capital One Financial, Comcast, Intercontinental Exchange and Research in Motion.

Sector	2009	Geographic Breakdown	2009
Consumer Discretionary	44.28%	US	75.75%
Consumer Staples	22.04%	Asia ex Japan	7.68%
Energy	16.84%	Japan	7.38%
Financials	5.69%	UK	5.66%
Health Care	3.77%	Europe	3.54%
Industrials	3.75%	Latin America	0.00%
Information Technology	3.62%
Materials	0.00%
Telecommunication Services	0.00%
Utilities	0.00%
Total	100.00%		100.00%

At the end of the year the portfolio had 30 holdings.

3  Outlook & Strategy

The PER of the fund at the year end was 19.0X (2009) and 16.4X (2010) compared with the S&P 500's PER of 18.7X (2009) and 14.7X (2010). In addition according to our Holt discounted cash flow metric, the funds' holdings were on average undervalued against the market by some 29% (40% upside). Our objective continues to be to outperform both the S&P500 index and the NASDAQ index.

The Boston Consulting Group Innovation 2009 report has concluded that total shareholders returns on an annualized basis from innovative companies outperformed their peers by 430 basis points over the last three years and by 260 basis points over the last ten years. By taking a small carefully selected universe of companies as a starting point we hope to capture this dynamic in the future.

To achieve this we seek attractive investment opportunities among companies that have once been in the Wired Index and thus that exhibit New Economy characteristics plus those we are now adding each year that we have identified as exhibiting strong innovation characteristics. Our multi-factor screening process applied to this universe to select the best 30 or so ideas and a deliberately low turnover forms the basis of our investment approach. The four criteria in our screening process are: (a) value, meaning a disciplined quantitative methodology used to rank all companies on similar basis projecting their internal cash flows using consensus forecast and historic trend data and applying a common overall market determined discount rate to imply fair value and compare this to actual price); (b) business quality (quantitatively ranking companies for the attractiveness of their return on capital metrics); (c) improving results (1 and 3 month earnings estimates revisions); and (d) good recent market price performance (looking particularly for above trend momentum and rising volatility). Also top down "thematic" judgements will be used in the process of evaluating potential Fund purchases.

We believe companies with an innovative mindset and a strong balance sheet are well placed to emerge from this economic downturn stronger. Cost cutting has clearly been an important step for companies to take as demand for goods and services have reduced.

GLOBAL INNOVATORS FUND

These companies are investing more in rapidly developing economies for both a base for lower cost manufacturing and providers of services. Continued investment in technology should allow well capitalized companies to stay ahead of less well capitalized competition.

The current economic conditions also present opportunities for these companies to acquire other companies at substantially reduced valuations thereby giving them access to intellectual property, market share, products, etc.

Whilst the focus for many companies for 2009 was on cost cutting in 2010 we would expect to see companies looking for opportunities to revamp and grow their businesses through either mergers and acquisitions or new product launches.

On outlook we are optimistic. We believe gloom about the over indebtedness of the US consumer and the time it may take to deleverage/recapitalize the global banking industry is greatly overdone. Both are of course real issues but over focus on them misses the positives that exist – of which two of the most obvious are : (i) China and other emerging countries having slowed sharply for 6 months around December 2008/January 2009 are forging forward again and provide a valuable locomotive for global growth; and (ii) business cycle recovery forces based on an inevitable recovery in e.g. US housing starts ( languishing at 500,000 – 600,000 pa vs. a 40 year average of 1,500,000 pa ) and car sales ( at 11-11.5 million pa vs. 16 million pa 2000-2008 average) should be kicking in soon.

The strong recovery in stock markets in 2009 of course may be followed by a pause in 2010. Or even a correction. We would however regard any material correction as a buying opportunity. Whatever the out turn we believe the current valuation metrics for the stocks of the globally innovative companies we hold to be attractive in relative terms and we believe we have a good chance of delivering a worthwhile and index outperformance for our investors.

Tim Guinness

The Fund invests in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund is non-diversified meaning its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which will involve additional risks such as limited liquidity and greater volatility.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. These indices are unmanaged, not available for investment and do not incur expenses.

The Wired® Index was created by Wired® magazine to "...track the growth of the companies that are building the new economy – not just (high tech companies), but a broad range of enterprises that are using technology, networks, and information to reshape the world." (Wired, June 1998)

Price to earnings ratio (PER) is calculated by dividing current price of the stocks by the company's trailing months' earnings per share. Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pre-tax income.

Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pre-tax income.

Please refer to the Schedule of Investments for details on fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Management for the period stated and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Opinions, fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

GLOBAL INNOVATORS FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2009

One Year	Five Years	Ten Years
45.20%	4.98%	(2.43)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The Standard & Poor's 500 Index is an unmanaged index which is widely regarded as the standard for measuring large cap U.S. Stock market performance. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The indices referenced in this chart are not available for investment and do not incur expenses.

FUND HIGHLIGHTS at December 31, 2009
GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:	30
Portfolio Turnover:	50.5%
% of Stocks in Top 10:	39.3%
Fund Managers:
Timothy W. N. Guinness
Edmund Harriss

Top 10 Holdings (% of net assets)		Country Breakdown (% of net assets)
NVIDIA Corp.	4.4%	United States	64.4%
State Street Corp.	4.0%	Japan	7.4%
TD Ameritrade Holding Corp.	3.9%	Britain	5.7%
Oracle Corp.	3.9%	Taiwan	3.9%
Parametric Technology Corp.	3.9%	Canada	3.9%
Taiwan Semiconductor Manufacturing Co., Ltd.-ADR	3.9%	South Korea	3.8%
Research In Motion Ltd.	3.9%	Israel	3.7%
eBay, Inc.	3.8%	Cayman Islands	3.7%
Infospace, Inc.	3.8%	Finland	3.5%
IntercontinentalExchange, Inc.	3.8%
Sector Breakdown (% of Investments)
Electronics	15.7%	Internet Content-Information	3.8%
E-Commerce	11.3%	Finance-Other Services	3.8%
Prepackaged Software	9.5%	Oil & Gas-Integrated	3.8%
Commercial Banks	8.8%	Automobile Manufacturers	3.8%
Semiconductor	7.6%	Retail-Discount	3.6%
Telecommunications	5.7%	Audio/Video Products	3.6%
Finance-Investment Bank/Broker	3.9%	Cable/Satellite TV	3.5%
Computer Aided Design	3.9%	Wireless Equipment	3.5%
Computers	3.9%	Multi-line Insurance	0.3%

SCHEDULE OF INVESTMENTS
December 31, 2009

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 99.8%	Value
Audio/Video Products: 3.6%
45,618	Sony Corp. - ADR	$1,322,922
Automobile Manufacturers: 3.8%
19,830	Honda Motor Co., Ltd. - ADR	672,237
8,440	Toyota Motor Corp. - ADR	710,310
		1,382,547
Cable/Satellite TV: 3.5%
77,060	Comcast Corp.	1,299,232
Commercial Banks: 8.8%
33,290	Capital One Financial Corp.	1,276,339
137,850	Citigroup, Inc.	456,284
34,024	State Street Corp.	1,481,405
		3,214,028
Computer Aided Design: 3.9%
87,050	Parametric Technology Corp.*	1,422,397
Computers: 3.9%
21,010	Research In Motion Ltd.*	1,419,015
E-Commerce: 11.2%
10,380	Amazon.com, Inc.*	1,396,318
59,560	eBay, Inc.*	1,402,042
24,190	NetFlix, Inc.*	1,333,837
		4,132,197
Electronics: 15.6%
43,870	Garmin Ltd.	1,346,809
86,865	NVIDIA Corp.*	1,622,638
3,990	Samsung Electronics Co., Ltd. - GDR	1,388,189
15,830	L-3 Communications Holdings, Inc.	1,376,419
		5,734,055
Finance – Investment Bank/Broker: 3.9%
74,380	TD Ameritrade Holding Corp.*	1,441,484
Finance – Other Services: 3.8%
12,450	IntercontinentalExchange, Inc.*	1,398,135
Internet Content – Information: 3.8%
163,490	Infospace, Inc.*	1,401,109
Multi-line Insurance: 0.3%
4,083	American International Group, Inc.*	122,408
Oil & Gas Integrated: 3.8%
23,850	BP PLC	1,382,585

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.8% Continued	Value
Prepackaged Software: 9.5%
40,270	Check Point Software Technologies*	$1,364,348
22,408	Microsoft Corp.	683,220
58,460	Oracle Corp.	1,434,608
		3,482,176
Retail – Discount: 3.6%
22,450	Costco Wholesale Corp.	1,328,367
Semiconductor: 7.6%
98,640	Applied Materials, Inc.	1,375,041
124,119	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	1,419,921
		2,794,962
Telecommunications: 5.7%
29,925	Vodafone Group PLC - ADR	690,968
331,400	Qwest Communications International, Inc.	1,395,194
		2,086,162
Wireless Equipment: 3.5%
100,892	Nokia OYJ	1,296,462
	Total Common Stocks (cost $46,528,467)	36,660,243
	Total Investments in Securities (cost $46,528,467): 99.8%	36,660,243
	Other Assets less Liabilities: 0.2%	60,681
	Net Assets: 100%	$36,720,924

*  Non-income producing security.

ADR - American Depository Receipt

GDR - Global Depository Receipt

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2009

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund
Assets
Investments in securities, at cost	$80,152,745	$100,166,104	$12,984,444
Investments in securities, at value	$61,788,759	$109,751,488	$11,463,880
Cash	—	2,568,804	—
Cash denominated in foreign currency (cost of $1,159,558, $7,316, and $8,946, respectively)	1,151,113	7,330	8,959
Receivables:
Securities sold	1,096,686	—	34,332
Fund shares sold	109,880	230,116	49,766
Dividends and interest	16,998	97,748	14,264
Prepaid expenses	4,275	7,573	2,995
Total assets	64,167,711	112,663,059	11,574,196
Liabilities
Overdraft due to custodian bank	683,891	—	127,310
Payable for securities purchased	1,152,230	—	—
Payable for Fund shares redeemed	57,305	30,188	18,633
Due to advisor	52,152	92,231	6,858
Accrued administration fees	1,776	1,881	392
Accrued shareholder servicing plan fees	17,158	20,277	3,361
Deferred trustees' compensation	14,691	36,335	8,439
Other accrued expenses	79,842	60,858	29,861
Total liabilities	2,059,045	241,770	194,854
Net Assets	$62,108,666	$112,421,289	$11,379,342
Number of shares issued and outstanding (unlimited shares authorized, no par value)	9,386,374	6,377,105	1,031,921
Net asset value per share	$6.62	$17.63	$11.03
Composition of Net Assets
Paid-in capital	$133,520,026	$103,492,782	$15,744,704
Undistributed net investment income (loss)	(55,427)	(206,719)	(15,380)
Accumulated net realized loss on investments and foreign currency	(53,007,801)	(447,803)	(2,829,649)
Net unrealized appreciation (depreciation) on:
Investments	(18,363,986)	9,585,384	(1,520,564)
Foreign currency	15,854	(2,355)	231
Net Assets	$62,108,666	$112,421,289	$11,379,342

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2009

	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Assets
Investments in securities, at cost	$169,206,561	$66,751,726	$46,528,467
Investments in securities, at value	$240,726,736	$72,174,057	$36,660,243
Cash	51,123	2,453,299	340,763
Cash denominated in foreign currency (cost of $131,050, $10,000, and $0, respectively)	131,050	10,000	—
Receivables:
Securities sold	—	—	—
Fund shares sold	445,463	918,572	15,542
Dividends and interest	97,344	35,242	13,435
Prepaid expenses	22,882	11,722	6,472
Total assets	241,474,598	75,602,892	37,036,455
Liabilities
Overdraft due to custodian bank	—	—	—
Payable for securities purchased	—	—	—
Payable for Fund shares redeemed	72,359	107,689	172,881
Due to advisor	202,983	44,333	23,062
Accrued administration fees	4,359	1,775	1,386
Accrued shareholder servicing plan fees	44,539	15,192	8,681
Deferred trustees' compensation	72,097	18,914	49,612
Other accrued expenses	118,118	55,100	59,909
Total liabilities	514,455	243,003	315,531
Net Assets	$240,960,143	$75,359,889	$36,720,924
Number of shares issued and outstanding (unlimited shares authorized, no par value)	6,859,687	2,943,708	2,260,622
Net asset value per share	$35.13	$25.60	$16.24
Composition of Net Assets
Paid-in capital	$170,313,840	$72,399,846	$80,609,342
Undistributed net investment income (loss)	727,439	(134,588)	(49,612)
Accumulated net realized loss on investments and foreign currency	(1,601,277)	(2,328,129)	(33,970,582)
Net unrealized appreciation (depreciation) on:
Investments	71,520,175	5,422,331	(9,868,224)
Foreign currency	(34)	429	—
Net Assets	$240,960,143	$75,359,889	$36,720,924

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the year ended December 31, 2009

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund
Investment Income
Dividends *	$464,593	$1,407,404	$323,206
Interest	27,138	2,419	1,503
Total income	491,731	1,409,823	324,709
Expenses
Advisory fee	561,423	585,114	78,046
Shareholder servicing plan fees	110,354	110,913	16,279
Custody	24,619	35,708	10,005
Audit fees	17,388	22,728	17,174
Legal expenses	26,320	21,497	2,742
Transfer agent fees and expenses	98,585	46,640	20,697
Administration fee	51,315	46,813	18,290
Fund accounting fees and expenses	42,294	38,305	26,943
Registration fees	25,009	19,314	16,685
Printing	35,040	14,250	5,011
Trustees fees and expenses	19,546	26,630	10,584
Insurance	7,667	3,578	847
Miscellaneous	19,175	11,388	5,178
Total expenses	1,038,735	982,878	228,481
Less: fees waived and expenses absorbed	—	—	(73,950)
Interest expense	1,367	—	—
Net expenses	1,040,102	982,878	154,531
Net investment income (loss)	(548,371)	426,945	170,178
Realized and unrealized gain (loss) on investments and foreign currency
Net realized loss on:
Investments	(15,487,017)	2,730,063	(888,126)
Foreign currency	(62,413)	(99,870)	(2,651)
	(15,549,430)	2,630,193	(890,777)
Net unrealized appreciation (depreciation) on:
Investments	32,503,361	24,122,291	4,221,897
Foreign currency	15,961	(2,161)	421
	32,519,322	24,120,130	4,222,318
Net realized and unrealized gain on investments and foreign currency	16,969,892	26,750,323	3,331,541
Net increase in net assets from operations	$16,421,521	$27,177,268	$3,501,719

* Net of foreign tax withheld of $69,754, $126,865, $37,820, $183,659, $113,851, and $27,661, respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the year ended December 31, 2009

	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Investment Income
Dividends *	$3,825,974	$992,591	$480,503
Interest	83	2,144	2
Total income	3,826,057	994,735	480,505
Expenses
Advisory fee	1,743,510	332,622	243,393
Shareholder servicing plan fees	291,116	72,336	53,380
Custody	60,850	16,544	5,526
Audit fees	23,528	22,378	22,828
Legal expenses	78,065	17,416	14,212
Transfer agent fees and expenses	181,590	46,863	71,196
Administration fee	122,247	21,357	19,234
Fund accounting fees and expenses	74,894	31,928	29,480
Registration fees	23,964	21,421	19,539
Reports to shareholders	39,425	11,747	18,835
Trustees fees and expenses	52,850	12,437	29,911
Insurance	19,831	4,578	4,692
Miscellaneous	39,330	18,388	11,435
Total expenses	2,751,200	630,015	543,661
Less: fees waived and expenses absorbed	—	—	(40,902)
Interest expense	—	—	1,882
Net expenses	2,751,200	630,015	504,641
Net investment income (loss)	1,074,857	364,720	(24,136)
Realized and unrealized gain (loss) on investments and foreign currency
Net realized loss on:
Investments	6,503,684	1,022,108	2,275,531
Foreign currency	(3,287)	(38,884)	47
	6,500,397	983,224	2,275,578
Net unrealized appreciation (depreciation) on:
Investments	105,157,080	18,267,865	9,993,061
Foreign currency	(34)	1,336	—
	105,157,046	18,269,201	9,993,061
Net realized and unrealized gain on investments and foreign currency	111,657,443	19,252,425	12,268,639
Net increase in net assets from operations	$112,732,300	$19,617,145	$12,244,503

* Net of foreign tax withheld of $183,659, $113,851, and $27,661, respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Alternative Energy Fund		Asia Focus Fund		Asia Pacific Dividend Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase/(decrease) in net assets from:
Operations
Net investment income (loss)	$(548,371)	$(906,620)	$426,945	$1,175,470	$170,178	$750,995
Net realized gain (loss) on:
Investments	(15,487,017)	(35,114,839)	2,730,063	466,697	(888,126)	(2,626,075)
Foreign currency	(62,413)	(705,005)	(99,870)	365,724	(2,651)	606,552
Net change in unrealized appreciation (depreciation) on:
Investments	32,503,361	(68,104,600)	24,122,291	(37,029,047)	4,221,897	(6,558,377)
Foreign currency	15,961	3,911	(2,161)	(392)	421	526
Net decrease in net assets resulting from operations	16,421,521	(104,827,153)	27,177,268	(35,021,548)	3,501,719	(7,826,379)
Distributions to shareholders
From net investment income	—	(56,152)	(513,961)	(1,481,421)	(171,895)	(618,757)
From net realized gains	—	(3,209,321)	—	—	—	(538,081)
Return of capital	(2,159,540)	—	—	—	(281,806)	—
Total distributions to shareholders	(2,159,540)	(3,265,473)	(513,961)	(1,481,421)	(453,701)	(1,156,838)
Capital transactions
Proceeds from shares sold	19,239,689	80,171,434	74,855,418	4,969,746	5,058,095	9,399,423
Reinvestment of distributions	2,058,447	3,123,216	503,425	1,393,044	440,374	1,118,185
Cost of shares repurchased	(20,602,783)	(89,824,819)	(11,393,129)	(26,261,994)	(2,436,707)	(28,022,013)
Redemption fee proceeds	6,401	47,017	13,096	7,441	1,787	4,518
Net change in net assets from capital transactions	701,754	(6,483,152)	63,978,810	(19,891,763)	3,063,549	(17,499,887)
Total increase (decrease) in net assets	14,963,735	(114,575,778)	90,642,117	(56,394,732)	6,111,567	(26,483,104)
Net assets
Beginning of period	47,144,931	161,720,709	21,779,172	78,173,904	5,267,775	31,750,879
End of period	$62,108,666	$47,144,931	$112,421,289	$21,779,172	$11,379,342	$5,267,775
Accumulated net investment income (loss)	$(55,427)	$(1,626,044)	$(206,719)	$19,134	$(15,380)	$383,289
Capital share activity
Shares sold	3,439,315	6,652,487	4,823,789	264,117	501,073	583,170
Shares issued on reinvestment	311,414	606,398	28,734	147,255	41,932	116,776
Shares redeemed	(3,533,714)	(8,040,199)	(763,543)	(1,386,566)	(263,329)	(1,843,327)
Net increase (decrease) in shares outstanding	217,015	(781,314)	4,088,980	(975,194)	279,676	(1,143,381)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	China & Hong Kong Fund		Global Energy Fund		Global Innovators Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase/(decrease) in net assets from:
Operations
Net investment income (loss)	$1,074,857	$4,290,824	$364,720	$482,874	$(24,136)	$1,551,304
Net realized gain (loss) on:
Investments	6,503,684	7,590,319	1,022,108	(1,301,999)	2,275,531	2,723,192
Foreign currency	(3,287)	213,150	(38,884)	(730,032)	47	91,507
Net change in unrealized appreciation (depreciation) on:
Investments	105,157,080	(159,421,621)	18,267,865	(33,526,117)	9,993,061	(33,161,655)
Foreign currency	(34)	(20)	1,336	(1,629)	—	1,195
Net decrease in net assets resulting from operations	112,732,300	(147,327,348)	19,617,145	(35,076,903)	12,244,503	(28,794,457)
Distributions to shareholders
From net investment income	(2,242,023)	(3,332,293)	—	—	—	(1,527,390)
From net realized gain	(7,315,000)	(477,128)	—	(1,305,040)	—	—
Return of capital	—	—	—	—	(83,526)	—
Total distributions to shareholders	(9,557,023)	(3,809,421)	—	(1,305,040)	(83,526)	(1,527,390)
Capital transactions
Proceeds from shares sold	65,170,359	77,708,161	40,443,719	29,358,452	2,835,972	9,332,518
Reinvestment of distributions	9,376,023	3,730,751	—	1,191,223	81,714	1,488,756
Cost of shares repurchased	(60,166,042)	(100,248,518)	(14,897,300)	(33,735,772)	(7,971,680)	(23,720,926)
Redemption fee proceeds	89,972	96,461	40,140	19,088	349	1,594
Net change in net assets from capital transactions	14,470,312	(18,713,145)	25,586,559	(3,167,009)	(5,053,645)	(12,898,058)
Total increase (decrease) in net assets	117,645,589	(169,849,914)	45,203,704	(39,548,952)	7,107,332	(43,219,905)
Net assets
Beginning of period	123,314,554	293,164,468	30,156,185	69,705,137	29,613,592	72,833,497
End of period	$240,960,143	$123,314,554	$75,359,889	$30,156,185	$36,720,924	$29,613,592
Accumulated net investment income (loss)	$727,439	$1,897,892	$(134,588)	$(311,851)	$(49,612)	$55,129
Capital share activity
Shares sold	2,210,880	2,576,016	1,747,556	929,313	214,654	516,472
Shares issued on reinvestment	268,745	198,652	—	76,803	5,001	134,729
Shares redeemed	(2,117,299)	(3,092,551)	(727,270)	(1,270,482)	(600,921)	(1,368,355)
Net increase (decrease) in shares outstanding	362,326	(317,883)	1,020,286	(264,366)	(381,266)	(717,154)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Year Ended December 31,			March 31, 2006(1) Through
Alternative Energy Fund	2009	2008	2007	December 31, 2006
Net asset value, beginning of period	$5.14	$16.25	$11.47	$12.50
Income from investment operations:
Net investment income (loss)	(0.05)	(0.10)	(0.05)	(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	1.77	(10.64)	4.93	(0.93)
Total from investment operations	1.72	(10.74)	4.88	(1.04)
Less distributions:
From net investment income	—	(0.01)	—	—
From net realized gain	—	(0.37)	(0.11)	—
Return of capital	(0.24)	—	—	—
Total distributions	(0.24)	(0.38)	(0.11)	—
Redemption fee proceeds	— (2)	0.01	0.01	0.01
Net asset value, end of period	$6.62	$5.14	$16.25	$11.47
Total return	33.42%	(66.05)%	42.68%	(8.24	)%(3)
Ratios/supplemental data:
Net assets, end of period (millions)	$62.1	$47.1	$161.7	$15.7
Ratio of expenses to average net assets:
Before fees waived	1.85%	1.69%	1.64%	2.60	%(4)
After fees waived	1.85%	1.69%	1.64%	1.98	%(4)
After fees waived excluding interest expense(5)	1.85%	1.67%	1.62%	1.97	%(4)
Ratio of net investment loss to average net assets:
Before fees waived	(0.98)%	(0.80)%	(0.90)%	(2.18	)%(4)
After fees waived	(0.98)%	(0.80)%	(0.90)%	(1.56	)%(4)
Portfolio turnover rate	47.10%	94.76%	47.41%	21.71	%(3)

(1)  Commencement of Operations.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
Asia Focus Fund	2009	2008	2007	2006	2005
Net asset value, beginning of period	$9.52	$23.96	$16.60	$12.38	$10.40
Income from investment operations:
Net investment income	0.06 (1)	0.55	0.27	0.24	0.16
Net realized and unrealized gain (loss) on investments and foreign currency	8.13	(14.30)	7.35	4.18	2.00
Total from investment operations	8.19	(13.75)	7.62	4.42	2.16
Less distributions:
From net investment income	(0.08)	(0.69)	(0.28)	(0.24)	(0.18)
Total distributions	(0.08)	(0.69)	(0.28)	(0.24)	(0.18)
Redemption fee proceeds	— (2)	— (2)	0.02	0.04	— (2)
Net asset value, end of period	$17.63	$9.52	$23.96	$16.60	$12.38
Total return	86.05%	(57.38)%	46.00%	36.15%	20.83%
Ratios/supplemental data:
Net assets, end of period (millions)	$112.4	$21.8	$78.2	$49.3	$36.5
Ratio of expenses to average net assets:
Before fees waived	1.68%	1.75%	1.69%	1.84%	1.87%
After fees waived	1.68%	1.75%	1.69%	1.84%	1.87%
After fees waived excluding interest expense(3)	1.68%	1.70%	1.63%	1.81%	1.86%
Ratio of net investment income to average net assets:
Before fees waived	0.73%	2.55%	1.34%	1.48%	1.41%
After fees waived	0.73%	2.55%	1.34%	1.48%	1.41%
Portfolio turnover rate	31.35%	28.89%	31.17%	95.68%	18.25%

(1)  Based on average shares outstanding during the period.

(2)  Amount represents less than $0.01 per share.

(3)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, borkerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Year Ended December 31,			March 31, 2006(1) Through
Asia Pacific Dividend Fund	2009	2008	2007	December 31, 2006
Net asset value, beginning of period	$7.00	$16.75	$13.56	$12.50
Income from investment operations:
Net investment income	0.18 (2)	0.75	0.24	0.25
Net realized and unrealized gain (loss) on investments and foreign currency	4.32	(9.22)	3.32	1.03
Total from investment operations	4.50	(8.47)	3.56	1.28
Less distributions:
From net investment income	(0.18)	(0.51)	(0.27)	(0.23)
From net realized gain	—	(0.78)	(0.11)	—
Return of capital	(0.29)	—	—	—
Total distributions	(0.47)	(1.29)	(0.38)	(0.23)
Redemption fee proceeds	— (3)	0.01	0.01	0.01
Net asset value, end of period	$11.03	$7.00	$16.75	$13.56
Total return	64.84%	(51.74)%	26.30%	10.59	%(4)
Ratios/supplemental data:
Net assets, end of period (millions)	$11.4	$5.3	$31.8	$1.1
Ratio of expenses to average net assets:
Before fees waived	2.93%	2.33%	2.09%	17.86	%(5)
After fees waived	1.98%	2.10%	1.98%	1.98	%(5)
After fees waived excluding interest expense(6)	1.98%	1.98%	1.92%	1.96	%(5)
Ratio of net investment income (loss) to average net assets:
Before fees waived	1.23%	3.71%	2.14%	(13.02	)%(5)
After fees waived	2.18%	3.94%	2.25%	2.86	%(5)
Portfolio turnover rate	26.03%	48.02%	40.38%	34.12	%(4)

(1)  Commencement of Operations.

(2)  Based on average shares outstanding during the period.

(3)  Amount represents less than $0.01 per share.

(4)  Not annualized.

(5)  Annualized.

(6)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
China & Hong Kong Fund	2009	2008	2007	2006	2005
Net asset value, beginning of period	$18.98	$43.02	$26.48	$18.97	$18.57
Income from investment operations:
Net investment income	0.15	0.68	0.28	0.43	0.37
Net realized and unrealized gain (loss) on investments and foreign currency	17.44	(24.13)	16.91	7.09	0.86
Total from investment operations	17.59	(23.45)	17.19	7.52	1.23
Less distributions:
From net investment income	(0.34)	(0.53)	(0.59)	(0.01)	(0.83)
From net realized gain	(1.11)	(0.07)	(0.10)	—	—
Total distributions	(1.45)	(0.60)	(0.69)	(0.01)	(0.83)
Redemption fee proceeds	0.01	0.01	0.04	— (1)	— (1)
Net asset value, end of period	$35.13	$18.98	$43.02	$26.48	$18.97
Total return	92.76%	(54.47)%	65.06%	39.65%	6.61%
Ratios/supplemental data:
Net assets, end of period (millions)	$241.0	$123.3	$293.2	$143.0	$111.0
Ratio of expenses to average net assets
Before fees waived	1.58%	1.52%	1.44%	1.59%	1.63%
After fees waived	1.58%	1.52%	1.44%	1.59%	1.63%
After fees waived excluding interest expense(2)	1.58%	1.51%	1.44%	1.59%	1.63%
Ratio of net investment income to average net assets	0.62%	2.22%	1.17%	2.01%	1.74%
Portfolio turnover rate	7.87%	26.62%	10.00%	64.81%	12.51%

(1)  Amount represents less than $0.01 per share.

(2)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, borkerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
Global Energy Fund	2009	2008	2007	2006	2005
Net asset value, beginning of period	$15.68	$31.86	$25.54	$24.62	$15.25
Income from investment operations:
Net investment income (loss)	0.11	0.22	0.05	0.01	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	9.80	(15.71)	9.50	2.44	9.75
Total from investment operations	9.91	(15.49)	9.55	2.45	9.73
Less distributions:
From net investment income	—	—	(0.27)	(0.21)	—
From net realized gain	—	(0.70)	(2.96)	(1.34)	(0.39)
Total distributions	—	(0.70)	(3.23)	(1.55)	(0.39)
Redemption fee proceeds	0.01	0.01	— (1)	0.02	0.03
Net asset value, end of period	$25.60	$15.68	$31.86	$25.54	$24.62
Total return	63.27%	(48.56)%	37.25%	9.85%	63.92%
Ratios/supplemental data:
Net assets, end of period (millions)	$75.4	$30.2	$69.7	$65.0	$98.7
Ratio of expenses to average net assets:
Before fees waived	1.42%	1.31%	1.37%	1.45%	1.50%
After fees waived	1.42%	1.31%	1.37%	1.45%	1.45%
After fees waived excluding interest expense(2)	1.42%	1.30%	1.35%	1.41%	1.42%
Ratio of net investment income (loss) to average net assets:
Before fees waived	0.82%	0.76%	0.22%	0.04%	(0.24)%
After fees waived	0.82%	0.76%	0.22%	0.04%	(0.19)%
Portfolio turnover rate	51.74%	74.90%	31.13%	47.22%	89.24%

(1)  Amount represents less than $0.01 per share.

(2)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.45%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
Global Innovators Fund	2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.21	$21.68	$17.98	$15.14	$13.54
Income from investment operations:
Net investment income (loss)	(0.01)	0.62	0.08	0.01	(0.05)
Net realized and unrealized gain (loss) on investments	5.08	(10.48)	3.72	2.83	1.65
Total from investment operations	5.07	(9.86)	3.80	2.84	1.60
Less distributions:
From net investment income	—	(0.61)	(0.11)	—	—
Return of capital	(0.04)	—	—	—	—
Total distributions	(0.04)	(0.61)	(0.11)	—	—
Redemption fee proceeds	— (1)	— (1)	0.01	— (1)	—	(1)
Net asset value, end of period	$16.24	$11.21	$21.68	$17.98	$15.14
Total return	45.20%	(45.42)%	21.17%	18.76%	11.82	%(2)
Ratios/supplemental data:
Net assets, end of period (millions)	$36.7	$29.6	$72.8	$39.3	$36.4
Ratio of expenses to average net assets:
Before fees waived	1.69%	1.40%	1.44%	1.64%	1.66%
After fees waived	1.56%	1.40%	1.44%	1.55%	1.66	%(2)
After fees waived excluding interest expense(3)	1.55%	1.39%	1.43%	1.53%	1.63	%(2)
Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.20)%	3.07%	0.49%	0.00%	(0.32)%
After fees waived	(0.07)%	3.07%	0.49%	0.09%	(0.32)%
Portfolio turnover rate	50.54%	36.49%	25.54%	36.53%	27.75%

(1)  Amount represents less than $0.01 per share.

(2)  The Fund's total operating expense was limited to 1.88% from 4/23/03 to 10/31/05.

(3)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.55%, excluding interest expense, expenses related to dividends on short positions, borkerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1

Organization

Guinness Atkinson Funds (the "Trust"), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. Currently, the Trust offers six separate series: Guinness Atkinson Alternative Energy Fund (the "Alternative Energy Fund"), Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"), Guinness Atkinson Asia Pacific Dividend Fund (the "Asia Pacific Dividend Fund"), Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), Guinness Atkinson Global Energy Fund (the "Global Energy Fund"), and Guinness Atkinson Global Innovators Fund (the "Global Innovators Fund"), all of which (each a "Fund" and collectively, the "Funds") are covered by this report. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, the Global Energy Fund began operations on June 30, 2004, and the Alternative Energy Fund and the Asia Pacific Dividend Fund began operations on March 31, 2006.

The Alternative Energy Fund and Asia Focus Fund's investment objective is long-term capital appreciation. The Asia Pacific Dividend Fund's investment objective is to provide investors with dividend income and long-tern capital growth. The China & Hong Kong Fund's investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong. The Global Energy Fund and Global Innovators Fund's investment objective is long-term capital appreciation.

Note 2

Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Investment Advisor in accordance with procedures established by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used to calculate its Net Asset Value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Short-term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

  Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

  Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

B.  Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions. Please refer to Note 7 for further information on Forward Contracts in each Fund.

C.  Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees.

D.  Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions are calculated using the identified cost method.

E.  Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method.

F.  Concentration of Risk. The Alternative Energy Fund invests substantially in the alternative energy or energy technology sectors. The Asia Focus Fund invests substantially all of its assets in the Asian continent. The Asia Pacific Dividend Fund invests primarily in dividend-producing equity securities of Asia Pacific companies. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies; the changes in the prices and supplies of oil and other energy fuels may affect the Funds' investments. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

G.  Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

H.  Reclassifications. Accounting principals generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2009, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income/(loss) and accumulated realized gain/(loss) and accumulated realized gain/(loss) as follows:

	Increase (Decrease)
	Paid in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Gains or (Losses)
Alternative Energy Fund	$(2,049,834)	$2,118,988	$(69,154)
Asia Focus Fund	(400,082)	(138,837)	538,919
Asia Pacific Dividend Fund	(290,251)	(396,952)	687,203
China & Hong Kong Fund		(3,287)	3,287
Global Energy Fund	597,684	(187,457)	(410,227)
Global Innovators Fund	(8,800,631)	(80,605)	8,881,236

  The permanent differences primarily relate to expired capital loss carryovers, lost operating losses, and foreign currency reclasses.

I.  Indemnifications. Under the Funds' organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

J.  Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

  The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2006 through 2008, or expected to be taken in the Funds' 2009 tax returns. The Funds' identify their major tax jurisdiction as U.S. Federal, California State and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 3

Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the "Advisor"), which provides the Funds with investment management services. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Alternative Energy Fund	1.00%
Asia Focus Fund	1.00%
Asia Pacific Dividend Fund	1.00%
China & Hong Kong Fund	1.00%
Global Energy Fund	0.75%
Global Innovators Fund	0.75% on the 1st $500 million, 0.60% thereafter

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund's total operating expenses (excluding interest, dividends on short positions, taxes and extraordinary expenses) by reducing all or a portion of their fees and reimbursing the Fund for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

Alternative Energy Fund	1.98%
Asia Focus Fund	1.98%
Asia Pacific Dividend Fund	1.98%
China & Hong Kong Fund	1.98%
Global Energy Fund	1.45%
Global Innovators Fund	1.55%

The expense ratios shown in the financial highlights may exceed these levels due to expenses incurred, but not covered by the expense limitation agreement.

To the extent that the Advisor waives fees and/or absorbs expenses it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the applicable cap. For the year ended December 31, 2009, the Advisor waived fees and absorbed expenses in the following Funds:

Asia Pacific Dividend Fund	$73,950
Global Innovators Fund	$40,902

At December 31, 2009 the Advisor may recapture a portion of the following amounts that has been paid and/or waived on behalf of the Funds no later than the dates as stated below:

Funds:	December 31, 2010	December 31, 2011	December 31, 2012	Total
Asia Pacific Dividend Fund	$7,946	$45,959	$73,950	$127,855
Global Innovators Fund	—	—	40,902	40,902

Effective September 14, 2009, Mutual Fund Administration Corporation (the "Administrator") acts as the Funds' administrator under an administration agreement. U.S. Bancorp Fund Services, LLC ("USBFS") served as the Funds' administrator prior to September 14, 2009.

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of USBFS. USBFS is the Funds' Transfer agent.

Foreside Compliance Services, LLC provides Chief Compliance Officer ("CCO") services to the Funds.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (Phantom Share Account). This account accumulates the deferred fees earned, and the value of the account is adjusted at the end of each quarter to reflect the value that would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in value of the Phantom Share Account.

The change in the value of the phantom share account during the year ended December 31, 2009 is shown in the table below. These amounts included any additional contributions to the deferred compensation plan and any appreciation (depreciation) on the underlying investments.

Alternative Energy Fund	$8,060
Asia Focus Fund	$16,502
Asia Pacific Dividend Fund	$4,662
China & Hong Kong Fund	$32,843
Global Energy Fund	$9,496
Global Innovators Fund	$21,300

The fees paid to non-interested Trustees for the year ended December 31, 2009 are reported on the Statements of Operations.

Certain officers of the Funds are also officers and/or Directors of the Advisor and the Administrator. None of these officers are compensated directly by the Funds.

Note 4

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

The fees paid under the Shareholder Servicing Plan for the year ended December 31, 2009 are reported on the Statements of Operations.

Note 5

Investment Transactions

The following table presents purchases and sales of securities during the year ended December 31, 2009, excluding short-term investments, to indicate the volume of transactions in each Fund.

	Purchases	Sales
Alternative Energy Fund	$25,683,089	$28,866,227
Asia Focus Fund	78,503,121	17,439,539
Asia Pacific Dividend Fund	4,766,494	1,978,844
China & Hong Kong Fund	34,985,549	12,035,317
Global Energy Fund	44,958,906	22,372,797
Global Innovators Fund	16,150,709	20,910,433

The Funds did not purchase U.S. Government securities as a part of the long-term investment strategy during the year ended December 31, 2009.

Note 6

Fair Value Measurements and Disclosures

In September 2006, FASB issued Fair Value Measurements and Disclosures effective for financial statements issued for interim and annual periods beginning after November 15, 2007. Fair Value Measurements and Disclosures clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2009, in valuing the Funds' assets carried at fair value:

Alternative Energy Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:
Energy	$8,395,059	$8,533,064	$—	$16,298,123
Industrial	18,860,088	12,086,506	—	30,946,594
Technology	2,972,389	2,937,539	—	5,909,928
Utilities	5,400,076	2,188,728	—	7,588,804
Warrants:
Energy		17,500		17,500
Corporate Bonds:
Industrial	—	—	397,810	397,810
Total Investments, at Value	35,627,612	25,763,337	397,810	61,788,759
Other Financial Instruments*	1,151,113	—	—	1,151,113
Total Assets	$36,778,725	$25,763,337	$397,810	$62,939,872

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Alternative Energy Fund	Investments, at value	Other Financial Instruments*
Balance as of 12/31/08	$385,739	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	12,071	—
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	—	—
Balance as of 12/31/09	$397,810	$—

Asia Focus Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:
Basic Materials	$—	$16,643,345	$—	$16,643,345
Communications	3,258,404	9,865,092	—	13,123,496
Consumer, Cyclical	—	8,723,036	—	8,723,036
Consumer, Non-cyclical	—	9,013,181	—	9,013,181
Energy	—	28,181,831	—	28,181,831
Exchange Traded Funds ("ETFs")		2,978,843	—	2,978,843
Financial	—	3,167,532	—	3,167,532
Industrial	—	15,894,582	—	15,894,582
Technology	—	9,753,672	—	9,753,672
Utilities	2,271,970	—	—	2,271,970
Total Investments, at Value	8,509,217	101,242,271	—	109,751,488
Other Financial Instruments*	7,330	—	—	7,330
Total Assets	$8,516,547	$101,242,271	$—	$109,758,818

Asia Pacific Dividend Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:
Basic Materials	$—	$2,244,404	$—	$2,244,404
Communications	—	1,653,609	—	1,653,609
Consumer, Cyclical	—	792,005	—	792,005
Consumer, Non-cyclical	126,098	105,169	—	231,267
Energy	—	1,862,567	—	1,862,567
Financial	343,910	1,411,544	—	1,755,454
Industrial	—	1,082,368	—	1,082,368
Technology	—	1,198,263	—	1,198,263
Utilities	—	643,943	—	643,943
Total Investments, at Value	470,008	10,993,872	—	11,463,880
Other Financial Instruments*	8,959	—	—	8,959
Total Assets	$478,967	$10,993,872	$—	$11,472,839

China & Hong Kong Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:
Basic Materials	$—	$15,958,130	$—	$15,958,130
Communications	12,187,253	22,517,378	—	34,704,631
Consumer, Cyclical	—	29,193,487	—	29,193,487
Consumer, Non-cyclical	—	8,418,258	—	8,418,258
Diversified	—	3,192,597	—	3,192,597
Energy	5,812,569	45,877,643	—	51,690,212
Exchange Traded Funds ("ETFs")	7,978,219	—	—	7,978,219
Financial	—	45,425,761	—	45,425,761
Industrial	—	28,142,305	—	28,142,305
Technology	2,431,408	5,769,549	—	8,200,957
Utilities	—	7,822,179	—	7,822,179
Total Investments, at Value	28,409,449	212,317,287	—	240,726,736
Other Financial Instruments*	131,050	—	—	131,050
Total Assets	$28,540,499	$212,317,287	$—	$240,857,786

Global Energy Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:
Energy	$50,450,352	$21,583,250	$—	$72,035,602
Industrial	—	138,455	—	138,455
Total Investments, at Value	50,450,352	21,721,705	—	72,174,057
Other Financial Instruments*	10,000	—	—	10,000
Total Assets	$50,460,352	$21,721,705	$—	$72,184,057

Global Innovators Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:
Communications	$10,503,964	$—	$—	$10,503,964
Consumer, Cyclical	2,710,914	1,388,189	—	4,099,103
Energy	1,382,585	—	—	1,382,585
Financial	6,017,572	—	—	6,017,572
Industrial	2,723,228	—	—	2,723,228
Technology	11,933,793	—	—	11,933,793
Total Investments, at Value	35,272,056	1,388,189	—	36,660,245
Other Financial Instruments*	—	—	—	—
Total Assets	$35,272,056	$1,388,189	$—	$36,660,245

*  Other financial instruments are not reflected in the Schedule of Investments, such as foreign currency and foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the investments.

Note 7

Derivatives and Hedging Disclosures

In June 2009, FASB issued Derivatives and Hedging effective for financial statements issued for interim and annual periods ending after November 15, 2008. Derivatives and Hedging requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effects on the Funds' financial position, performance and cash flows. As of December 31, 2009 and during the year then ended, the Funds did not hold any securities requiring disclosure.

Note 8

Forward Foreign Currency Contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward currency contracts which obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. The Funds did not have any outstanding forward contracts as of December 31, 2009.

Note 9

Line of Credit

During the eight month period ended August 31, 2009, the Trust had a secured $5,000,000 line of credit with its then custodian, State Street Bank & Trust. Borrowings under this arrangement bear interest at the federal funds rate plus 0.75% per annum. As compensation for holding available the lending commitment, the Trust paid a 0.10% per annum fee on the unused portion of the commitment. The fee was payable quarterly in arrears.

Note 10

Tax Matters

As of December 31, 2009, the tax basis of investments and the components of distributable earnings on a tax basis were as follows:

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Cost of investments for tax purposes	$80,721,201	$100,611,694	$13,334,421	$170,691,073	$68,014,519	$47,329,786
Gross tax unrealized appreciation	7,506,153	13,279,793	497,518	85,321,780	8,277,019	1,254,186
Gross tax unrealized (depreciation)	(26,438,595)	(4,139,999)	(2,368,059)	(15,286,117)	(4,117,481)	(11,986,729)
Net tax unrealized appreciation (depreciation) on investments	(18,932,442)	9,139,794	(1,870,541)	70,035,663	4,159,538	(10,732,543)
Net tax appreciation (depreciation) on foreign-currency denominated assets and liabilities	15,854	(2,355)	231	(34)	429	—
Net tax unrealized appreciation (depreciation)*	(18,916,588)	9,137,439	(1,870,310)	70,035,629	4,159,967	(10,732,543)
Undistributed net ordinary income**	—	222,720	—	2,284,103	—	—
Undistributed Long-Term Capital Gains	—	—	—	210,593	—	—
Post October loss***	(1,569,197)	—	(42,944)	(1,447,701)	(22,880)	—
Capital loss carryforward	(50,904,570)	(395,317)	(2,437,264)	—	(1,158,130)	(33,106,263)
Capital loss carryforward limitation	—	—	—	(364,169)	—	—
Other accumulated gain/(loss)	(21,005)	(36,335)	(14,844)	(72,152)	(18,914)	(49,612)
Total accumulated gain/(loss)	$(71,411,360)	$8,928,507	$(4,365,362)	$70,646,303	$2,960,043	$(43,888,418)

*  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primary to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

**  The differences between book-basis and tax basis undistributed net ordinary income is attributed to deferred compensation.

***  Under the current tax law, capital and currency losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year.

As of December 31, 2009, the Funds have the following capital loss carryforwards available to offset future realized capital gains:

Capital losses expiring in:	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
2010	$—	$395,317	$—	$364,169	$—	$19,915,748
2011	—	—	—	—	—	8,376,172
2012	—	—	—	—	—	4,814,343
2013	—	—	—	—	—	—
2014	—	—	—	—	—	—
2015	—	—	—	—	—	—
2016	10,370,865	—	1,321,324	—	—	—
2017	40,533,705	—	1,115,940	—	1,158,130	—
Total	$50,904,570	$395,317	$2,437,264	$364,169	$1,158,130	$33,106,263

For the China & Hong Kong Fund, the $364,169 capital loss carryover related to the acquisition of the Investec Mainland China Fund on April 23, 2003.

The tax character of distributions (other than return of capital dividends) paid during 2009 and 2008 fiscal years are as follows:

	2009		2008
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Alternative Energy Fund	$—	$—	$3,265,473	$—
Asia Focus Fund	$513,961	$—	$1,481,421	$—
Asia Pacific Dividend Fund	$171,895	$—	$1,026,186	$130,652
China & Hong Kong Fund	$2,242,023	$7,314,500	$3,332,293	$477,128
Global Energy Fund	$—	$—	$—	$1,305,040
Global Innovators Fund	$—	$—	$1,527,390	$—

Note 11

Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. In addition, an entity is required to disclose the date through which subsequent events have been evaluated. Management has evaluated the Funds' related events and transactions that occurred subsequent to December 31, 2009, through February 25, 2010, the date of issuance of the Funds' financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds' financial statements.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Guinness Atkinson Funds
Woodland Hills, California

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Alternative Energy Fund, Asia Focus Fund, Asia Pacific Dividend Fund, China & Hong Kong Fund, Global Energy Fund and Global Innovators Fund (the "Funds"), each a series of shares of the Guinness Atkinson Funds, as of December 31, 2009, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (with respect to the Alternative Energy Fund and Asia Pacific Dividend Fund for the three years then ended and the period March 31, 2006 to December 31, 2006). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the above mentioned Funds as of December 31, 2009, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 25, 2010

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor of the Funds votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board. You may obtain a description of these procedures, free of charge, by calling "toll-free" 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Proxy Voting Records

Information regarding how the advisor of the Funds voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-915-6565.

Supplemental Tax Information

For the fiscal year ended December 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Alternative Energy Fund	N/A
Asia Focus Fund	77.26%
Asia Pacific Dividend Fund	81.82%
China & Hong Kong Fund	67.18%
Global Energy Fund	N/A
Global Innovators Fund	N/A

The China & Hong Kong Fund designates $7,314,500 as long-term capital gains distributions for the year ended December 31, 2009.

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Funds designate the following income earned from foreign sources and foreign taxes paid for the year ended December 31, 2009:

	Foreign Sourced Income		Foreign Taxes Paid
	Total Amount	Per Share Amount	Total Amount	Per Share Amount
Alternative Energy Fund	$410,212	$0.04	$69,754	$0.01
Asia Focus Fund	1,407,424	0.22	126,865	0.02
Asia Pacific Dividend Fund	323,206	0.31	37,820	0.04
China & Hong Kong Fund	3,825,974	0.56	183,659	0.03
Global Energy Fund	710,781	0.24	113,851	0.04
Global Innovators Fund	N/A	N/A	N/A	N/A

TRUSTEE AND OFFICER INFORMATION (Unaudited)

Unless otherwise noted, each Trustee and officer's address is 21550 Oxnard Street, Suite 750, Woodland Hills, California 91367. Trustees and officers of the Trust serve until their resignation, removal or retirement. Additional information about the Trustees is included in the Funds' Statement of Additional Information which is available, without charge, upon request by calling toll-free, 1-800-915-6565 or by visiting the Funds' website at www.gafunds.com.

Name and Age	Position(s) Held with Trust†	Date Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees

Dr. Gunter Dufey (69)	Trustee	April 1994	Pacific International Business Associates, a consulting firm in Singapore since 2002. Professor (em.) of Ross School at The University of Michigan, where he served from 1968-2002.	6	Independent director, four subsidiaries of GMAC in the United States and Canada.

James I. Fordwood (63)	Trustee	April 1994	CFO and Managing Member of Prima Marketing LLC (network of convenience stores)	6	J.L. Energy, Inc., Intoil, Inc., Fior D'Italia.

Dr. Bret A. Herscher (51)	Trustee	April 1994	President of Pacific Consultants, a technical and technology management consulting company serving the Electronic industry and venture capital community that he co-founded.	6	Strawberry Tree Inc.

J. Brooks Reece, Jr. (62)	Trustee and Chairman	April 1994	Vice President of Adcole Corp. a manufacturer of precision measuring machines and sun angle sensors for space satellites.	6	Adcole Far East Ltd.

Name and Age	Position(s) Held with Trust†	Date Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee

Timothy W.N. Guinness* 14 Queen Anne's Gate London, England SW1H 9AA U.K. (62)	Trustee	August 1998	Chairman of Guinness Asset Management Ltd., investment adviser in London, since 2003. Chairman/CIO of Guinness Atkinson, since November 2002.	6	Investec Global Strategy Fund Limited, Investec International Accumulation Fund Limited, Investec Select Funds Plc, Investec High Income Trust Plc, SR Europe Investment Trust Plc. Atlantis Japan Growth Fund Ltd., Brompton Bicycle Ltd., New Boathouse Capital Ltd., Guinness Asset Management Ltd.

Officers

James Atkinson (52)	President	April 2003	Chief Executive Officer and Director of Guinness Atkinson since November 2002. Principal of Orbis Marketing, a mutual fund marketing and advertising firm since November 2001.	N/A	N/A

Richard F. Cook, Jr. (58)	Chief Compliance Officer	December 2005	Officer of Foreside Fund Services, LLC since November 2005, and Director of Foreside Compliance Services LLC, since January 2006. From 2002, Founder and Managing Member of NorthLake, LLC. From 1985 to 2002, Executive Officer, Director and Shareholder of Century Capital Management, Inc. and Secretary of Century Shares Trust.	N/A	N/A

*  "Interested person" (as defined in the 1940 Act) of the Funds because of his affiliation with the Funds' Advisor, Guinness Atkinson Asset Management, Inc.

Name and Age	Position(s) Held with Trust†	Date Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Rita Dam (43)	Treasurer	September 2009	Vice President, Mutual Fund Administration Corp. (2006-present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001-2006), Vice President, the Wadsworth Group, a mutual fund administration and consulting services provider (1994-2001).	N/A	N/A

Joy Ausili (43)	Secretary and Assistant Treasurer	September 2009	Vice President, Mutual Fund Administration Corp. (2006-present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001-2006) ; Vice President, the Wadsworth Group, a mutual fund administration and consulting services provider (1997-2001).	N/A	N/A

Sardjono Kadiman (34)	Assistant Treasurer	September 2009	Assistant Vice President, Mutual Fund Administration Corp. (2008-present); Compliance Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001-2008). , Senior Fund Administrator, the Wadsworth Group, a mutual fund administration and consulting services provider (1998-2001).	N/A	N/A

Privacy Notice

Guinness Atkinson Funds and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;
•  Information you give us orally; and
•  Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

Guinness Atkinson Funds Information

Board of Trustees

J. Brooks Reece, Jr., Chairman

Dr. Gunter Dufey

James I. Fordwood

Timothy W.N. Guinness

Dr. Bret A. Herscher

Contact Guinness Atkinson Funds

P.O. Box 701

Milwaukee, WI 53201-0701

Shareholder Services: 800-915-6566

Literature Request: 800-915-6565

Website: www.gafunds.com

Email: mail@gafunds.com

Guinness Atkinson Funds
Fund	Cusip	Ticker	Fund#
Alternative Energy Fund	402031 50 4	GAAEX	1298
Asia Focus Fund	402031 10 8	IASMX	1096
Asia Pacific Dividend Fund	402031 60 3	GAADX	1299
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Global Energy Fund	402031 40 5	GAGEX	1098
Global Innovators Fund	402031 30 6	IWIRX	1095

Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

This report is intended for shareholders of the Guinness Atkinson Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

Guinness Atkinson Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

123S0204--P

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s CODE OF CONDUCT FOR PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  James I. Fordwood is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2009	FYE 12/31/2008
Audit Fees	$106,600	$103,200
Audit-Related Fees	N/A	N/A
Tax Fees	$17,400	$16,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2009	FYE 12/31/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2009	FYE 12/31/2008
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)                                  The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)          (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)       Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guinness Atkinson Funds

By	/s/ James J. Atkinson

Title: President
Date: March 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson

Title: President
Date: March 8, 2010

By	/s/RITA DAM

Title: Treasurer
Date: March 8, 2010